As filed with the Securities and Exchange Commission on January 13, 2009

1933 Act File No. 333-152659

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

HT CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

99 Park Avenue

Suite 1550

New York, New York 10016

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 523-0200

John J. Hassett

c/o Tuckerbrook Alternative Investments, LP

30 Doaks Lane

Marblehead, Massachusetts 01945

(617) 946-5800

(Name and Address of Agent for Service)

Copies of information to:

Gerald J. Kehoe, Esq. Roger P. Joseph, Esq. Bingham McCutchen LLP One Federal Street Boston, Massachusetts 02110 (617) 951-8000 (617) 951-8736 - Facsimile	Paul K. Risko, Esq. John A. MacKinnon, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019 (212) 839-5300 (212) 839-5599 - Facsimile

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)(2)	Amount of Registration Fee (3)
Common Stock, $0.001 par value per share			$$300,000,000	$11,790

(1)	Includes the underwriters’ over-allotment option.
(2)	Estimated pursuant to Rule 457 of the Securities Act of 1933 solely for the purpose of determining the registration fee.
(3)	Previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 13, 2009

Preliminary Prospectus

            Shares

HT Capital Corporation

Common Stock

HT Capital Corporation is a newly organized, closed-end, non-diversified management investment company incorporated in Maryland that has filed an election to be regulated as a business development company under the Investment Company Act of 1940, as amended. HT Capital Corporation’s investment objective is to generate both current income and capital appreciation through investments in U.S. investment management companies focused on hedge funds in various stages of development, where we believe the supply of capital is currently limited and the investment opportunities are attractive.

Our investment activities will be managed by HT Advisors LLC, a newly-formed investment adviser and an affiliate of each of HARDT GROUP Advisors, Inc., a New York-based registered investment adviser, and Tuckerbrook Alternative Investments, LP, a Massachusetts-based registered investment adviser.

This is the initial public offering of HT Capital Corporation. No public market currently exists for our common stock. In addition, because we are newly organized, we have no operating history. It is anticipated that the initial public offering price for our common stock will be between $[ • ] and $[ • ] per share. We will apply for our common stock to be listed on the New York Stock Exchange, which we refer to as the NYSE, under the symbol “HTG.”

This prospectus provides important information you should know before investing in our common stock. Please read it carefully before you invest and keep it for future reference. We will file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, which we refer to as the SEC. These materials are available free of charge on the SEC’s website (http://www.sec.gov) or by contacting HT Capital Corporation at 99 Park Avenue, Suite 1550, New York, New York 10016, or by telephone at (212) 523-0200.

Investing in our common stock involves risks, including the risks of using leverage, that are described in the “ Risk Factors ” section beginning on page [16] of this prospectus.

Shares of closed-end investment companies frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.

	PER SHARE	TOTAL

Public offering price	$[ • ]	$[ • ]

Underwriting discounts and commissions (sales load)	$[ • ]	$[ • ]

Proceeds before expenses to HT Capital Corporation (1)	$[ • ]	$[ • ]

(1)	Before deducting expenses payable by us related to this offering, estimated at $[ • ].

The underwriters will reserve up to [ • ] shares of our common stock for sale directly or indirectly to HARDT GROUP Advisors, Inc., or its affiliates, and Tuckerbrook Alternative Investments, LP, or its affiliates. The underwriters have a 30-day option to purchase up to [ • ] additional shares of our common stock at the public offering price less the underwriting discounts and commissions. If the over-allotment option is exercised in full, the total public offering price will be $[ • ] and the total sales load will be $[ • ]. The proceeds to us would be $[ • ], less estimated expenses of $[ • ].

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The shares will be ready for delivery on or about                     , 2009.

Jefferies & Company

Prospectus dated [ • ], 2009.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

i

Prospectus Summary

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “HT Capital” refer to HT Capital Corporation; “HT Advisors” and “investment adviser” refer to HT Advisors LLC; “HARDT” refers to HARDT GROUP Advisors, Inc.; “HARDT GROUP” refers collectively to HARDT GROUP Advisors, Inc. and its affiliates; and “Tuckerbrook” refers to Tuckerbrook Alternative Investments, LP.

HT Capital Corporation

HT Capital is a newly organized, closed-end, non-diversified management investment company incorporated in Maryland that has filed an election to be regulated as a business development company, which we refer to as a BDC, under the Investment Company Act of 1940, as amended, which we refer to as the Investment Company Act. We intend to elect to be treated for federal income tax purposes as a regulated investment company, which we refer to as a RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, although no assurance can be provided that we will meet the requirements for treatment as a RIC in any given taxable year. HT Capital’s principal investment objective is to generate both current income and capital appreciation through investments in U.S. investment managers and related entities which manage hedge funds in various stages of early development, where we believe the supply of capital is currently limited and the investment opportunities are attractive.

Hedge funds are typically organized as limited partnerships or limited liability companies. We refer to the general partners and managing members that control these hedge funds as general partners. These general partners typically delegate the day-to-day responsibility for the portfolio management of the hedge funds to external managers, which we refer to as investment managers. We collectively refer to these general partners and investment managers, which are typically affiliated with each other, as management companies.

We expect to contribute to the growth of management companies by making three types of investments: (i) we will purchase (through a taxable subsidiary) a contractual right from the investment manager that will entitle us to receive a portion of the gross management fees earned by such manager from the hedge fund(s) it manages, which we refer to as the IM interest investment; (ii) we will make an equity investment in the general partner in exchange for a non-voting minority ownership interest in such general partner, which we refer to as the GP equity interest investment; and (iii) we will make a senior loan to the general partner, which we refer to as the GP loan investment, the proceeds of which will be invested by the general partner in the underlying hedge fund(s) it manages in order to increase the assets under management of such fund. We expect that the principal amounts of our GP loan investments will generally range between $5 million and $50 million (although we will not be restricted to such range), and will have average maturities of three to five years. The IM interest investment and the GP equity interest investment will be used together as working capital to support costs associated with the management company’s operations, compliance, financial reporting, risk management, marketing and client servicing, along with the addition of key personnel. We will focus our investments in emerging management companies domiciled in the United States. We generally define “emerging” management companies as those with less than $100 million of assets under management or less than three years of performance history. We expect the hedge funds advised by these emerging management companies to represent a broad range of investment strategies. In order to be successful, we believe that emerging management companies need to develop business plans that provide for realistic investment milestones and a stable budget to support their investment activities. We believe that our investments can enhance a management company’s prospects for generating positive returns, increasing assets under management and establishing operational best practices. We may also make opportunistic investments in mature management companies using a variety of investment structures.

Our Investment Adviser

Our investment activities will be managed by HT Advisors, a newly-formed investment adviser that is registered under the Investment Advisers Act of 1940, as amended, which we refer to as the Advisers Act, and supervised by our board of directors. Under our investment advisory and management agreement, we intend to pay HT Advisors a quarterly management fee based on our total assets, as defined under the Investment Company Act, and an incentive fee based on our performance. See “Management — Investment Advisory and Management Agreement.”

HT Advisors is a joint venture between HARDT and Tuckerbrook, both of which are registered investment advisers under the Advisers Act and have eight years of combined experience investing in hedge fund strategies and assisting hedge fund management companies. We believe that HT Advisors will be able to provide us with attractive investment opportunities by accessing HARDT’s and Tuckerbrook’s current investment platforms, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms. In addition to investment prospects developed through investor networks, we believe that HT Advisors brings together the respective strengths of HARDT and Tuckerbrook: HARDT’s focus on management company selection, allocation and portfolio monitoring, and Tuckerbrook’s focus on transaction development, business planning, marketing and managerial assistance. We expect that the combination of these skill-sets will benefit us in supporting our investment selection process and structuring our investments in each management company.

About HARDT. HARDT is a New York-based registered investment adviser of the HARDT GROUP, founded in 2004, with affiliate offices in Vienna, London and Zug. The HARDT GROUP currently has 19 employees and, as of December 31, 2008, has approximately $780 million of assets under management. HARDT GROUP specializes in originating and managing investments in hedge funds and private equity managers seeking to create robust fund-of-funds portfolios, including early-stage hedge fund portfolios that seek to produce absolute returns. HARDT GROUP invests in managers advising a wide range of hedge fund strategies, including long/short equity, event driven, multi-strategy, global macro, convertible arbitrage, fixed income, equity market neutral, dedicated short bias, managed futures and private equity. HARDT GROUP’s clients include corporate pension funds, endowments and foundations.

About Tuckerbrook. Tuckerbrook is a Massachusetts-based registered investment adviser, founded in 2003, with affiliate offices in Connecticut and New York. As of December 31, 2008, Tuckerbrook and its

affiliated companies currently have 15 employees and manages early stage hedge funds and funds-of-funds with approximately $130 million in assets under management. Tuckerbrook and its affiliated companies also managed a now fully-invested $104 million private equity fund-of-funds for which Tuckerbrook owns a majority of the incentive fee distribution from the fund. Tuckerbrook is focused exclusively on alternative investments with the goal of developing new hedge fund and fund-of-funds products. Tuckerbrook’s approach is to identify new product opportunities and then to organize and incubate hedge fund and fund-of-funds managers that focus on those opportunities. Tuckerbrook provides support to these funds by: (i) investing in their general partners and their investment advisers; (ii) providing personnel, infrastructure and client service to the general partners of the funds; and (iii) raising capital for its own branded hedge funds. Large pension funds, funds-of-funds, foundations, endowments, family offices and other wealth management platforms have invested in Tuckerbrook’s funds.

Industry Overview

The asset management business involves managing investments on behalf of third parties in exchange for contracted fees and other income. This industry can be broadly split into two categories: traditional asset management and alternative asset management. Traditional asset management is based on managing long portfolios of actively-traded equity, fixed income and/or derivative securities with the investment objectives of total return, current income, capital appreciation or replicating the returns of a specific index. Alternative asset management, in contrast to traditional asset management, is based on a variety of investment strategies such as private equity, commodity and hedge fund approaches that have a common objective of absolute performance within certain risk parameters. Hedge funds are viewed as a subset of alternative asset management and are generally differentiated from private equity by the more liquid characteristics of their underlying assets. Because hedge funds are not subject to the investment restrictions of the Investment Company Act, they invest in a much broader range of asset classes than traditional collective investment vehicles, such as mutual funds.

Hedge fund assets under management have grown significantly in recent years, although the financial crisis in the second half of 2008 has caused the hedge fund industry to retrench with the rest of the financial services industry. Historically, the main driver of hedge fund growth has been increasing demand from institutional investors such as endowments and foundations, corporate and public pensions, and insurance companies. Since June 2008, hedge funds have experienced a reduction in asset growth as these and other investors have sought liquidity in response to the severe dislocation of global financial markets and institutions. In a November 2008 research report, Morgan Stanley projects that from June 2008 through January 2009 worldwide hedge fund assets will likely decline 35% to 45% to approximately $1.2 trillion. However, the same report projects an increase to $1.6 trillion by the end of 2009 as investors come back into the market, although we cannot provide any assurance about the accuracy of these predictions.

The reduction in assets under management is expected to be accompanied by a reduction in the number of hedge funds in the market and a restructuring of allocations to the stronger performing hedge funds. According to a PerTrac Hedge Fund Database Study, which quantified and analyzed hedge funds by asset levels, there were approximately 7,500 hedge funds in 2006. We do not know and can not predict the number of hedge funds that have ceased or will cease operations as a result of the financial crisis.

We believe investors are readily differentiating between strategies that employ effective hedging techniques and those that do not. According to the same PerTrac study, hedge funds under $100 million accounted for approximately 70% of all managers.

As a result of the financial crisis, we believe these smaller emerging managers are likely to exit the industry at a higher rate than larger funds. While current disruptions in the markets with respect to equity prices, interest rates, credit spreads, and other factors, including liquidity, may have and may continue to adversely affect the hedge fund industry, we believe such disruptions present significant new opportunities for investment, particularly for managers who have outperformed the market and their hedge fund peers. Although investors perceive higher risk with emerging hedge funds compared to larger funds, we believe those emerging managers that have historically strong performance and survived redemptions in 2008 will be in a strong competitive position to attract capital when investors return to the market.

Even emerging managers who distinguish themselves with their investment strategies will nonetheless find in any market environment (including a strong market environment) that it is a challenge to raise significant amounts of capital in their first three years of performance due to, among other things, operational challenges. We believe that during the first three years of operations, many emerging management companies require:

•	additional assets invested in the fund(s) they manage to maintain or accelerate asset gathering momentum;

•	additional working capital to support their capabilities in operations, compliance, financial reporting, risk management, marketing and client servicing; and

•

business plans that provide for realistic milestones, a stable budget, access to top service providers and the hiring of operational and marketing talent to support the investment activities of their managers.

Our Growth and Investor Return Strategies

Our principal focus is to create long-term value for the stockholders of HT Capital, primarily by generating consistent returns through a diversified portfolio of investments in emerging management companies. Our growth and investor return strategies include the following:

Identifying and Investing in Talented Emerging Management Companies

We believe that our investment adviser’s research driven analysis, investment process, allocation model and risk management process will help us identify talented emerging management companies. The current crisis will provide us with additional data points to help us distinguish those emerging managers that have effective risk management and hedging skills, and are differentiated in terms of correlation and systematic risk. The challenging environment has been a strong test, which we believe continues to separate those managers who possess the skill to hedge their market exposure and those that do not. For example, in rising markets, it is far easier to conceal weakness in short trading skills; however, in down markets, the absence of shorting skills is immediately evident. We intend to invest in those emerging management companies which we believe have investment acumen, in addition to possessing high standards of transparency, compliance and organizational best-practices. We intend to evaluate, support, monitor and help manage the operational risks associated with these emerging management companies.

Providing Three Forms of Investment to Emerging Management Companies

We intend to generally deploy our capital through the following three investment structures:

•	GP Loan Investments. We intend to provide senior loans to general partners, the proceeds of which will be used by such general partners as investments in the funds that they manage.

•	GP Equity Interest Investments. We intend to make equity investments in general partners in exchange for a non-voting minority ownership interest in such general partners.

•

IM Interest Investments. We intend to purchase a contractual right from investment managers that will entitle us to receive a portion of the gross management fees earned by such manager from the hedge funds they manage.

We expect that these three forms of investments will provide us with four sources of potential value:

•	interest on the GP loan investments at a minimum rate of 8.5% annually, payable quarterly in cash;

•

participation, through the GP equity interest investments, in the income of the general partners from their share of any incentive allocations made by the hedge funds they manage, which will increase to the extent of increases in profits in such funds;

•

participation, through the IM interest investments, in the income of the investment managers from management fees paid by the hedge funds they manage, which will increase to the extent that external assets under management in such funds grow; and

•	participation in the exit value of the individual management companies and/or of HT Capital’s overall portfolio of investments in the management companies to the extent they are sold at a profit.

We believe that the structure of our investments will enhance a management company’s prospects for generating returns and facilitating the growth of its business. We may also make opportunistic investments in mature management companies using a variety of investment structures.

Growing the Assets of the Funds Managed by Our Management Companies

After making our investments, we expect to monitor and support our management companies in their operations, compliance, risk management and marketing. By providing the management companies with appropriate and sufficient operational support, we believe they will be able to focus more consistently on generating investment returns and effectively scaling their operations to attract a larger and broader base of investors.

Diversifying Our Investments in Management Companies by Developmental Stage and Investment Style

We expect to diversify our investments in management companies across various hedge fund strategies, including long/short equity, multi-strategy, event driven, global macro, fixed income, equity market neutral, credit/distressed, dedicated short and managed futures. Building a portfolio of varied hedge fund strategies is a fundamental aspect of our risk management strategy and is aimed at preserving stockholder capital in different economic and capital market cycles. In addition, we plan to diversify among hedge funds of varying stages of development, length of track record, and amount of assets under management.

Offering Increased Liquidity When Accessing Emerging Management Companies

We believe that stockholders investing in a publicly-traded BDC benefit from significant liquidity advantages relative to investing in other emerging manager programs which typically have investor “lock-up” periods which are often greater than three years, during which time investors do not have the ability to redeem or transfer their investments, and after such “lock-up” periods redemptions can be restricted.

Competitive Advantages

We believe the majority of traditional “seed” investors to new hedge funds are friends, family, former employers, or related high net worth individuals. While we compete with these investors for incubation-stage opportunities, which generally include management companies with few or no assets, our primary competitors for investments in emerging management companies will include public and private funds, commercial and investment banks, commercial financing companies and funds-of-hedge-funds. However, many of these competitors are dealing with the broader issues of the dislocation of asset values and the dramatic decrease in global liquidity. We believe that the general liquidity crunch, the prospect of weaker economic conditions around the globe, and the increased redemption requests from investors throughout the hedge fund industry will cause a reduction in the available capital for emerging hedge fund managers.

We believe we have the following competitive advantages over certain other capital providers:

Existing Investment Platform

HT Advisors, our investment adviser, will work with the same investment professionals who manage or have invested in a portfolio of investments at HARDT GROUP and Tuckerbrook (and its affiliated companies) in over 70 alternative asset managers.

Disciplined Investment Philosophy

HT Advisors’ investment philosophy and portfolio construction will involve an assessment of the overall macroeconomic environment, attractiveness of prospective hedge fund markets and company-specific due diligence — based on a qualitative and quantitative analysis — that evaluates investment acumen, business planning and potential of the management company. Due diligence and monitoring of management companies are critical components of our investment process. We believe that our investment approach, and subsequent commitment of capital, will help management companies attract additional assets by preparing them for the due diligence that they will be subject to by institutions that invest in their hedge funds, which typically require extensive information regarding, among other things, management, past performance, fee structures and strategies.

Investment Approach Designed for Emerging Management Companies

Our three forms of investment offer an emerging management company the opportunity to both increase assets under management through our GP loan investment and to invest in its business plan and infrastructure through our IM interest investment and our GP equity interest investment. We believe this approach is unique to the industry. We also believe that, in most cases, public and private funds and funds-of-funds which invest in emerging management companies simply provide assets under management in exchange for reduced fees and an equity interest in the management company. In the experience of HARDT and Tuckerbrook, such structure generally does not provide sufficient fee income to fund the infrastructure requirements of a growing management company. Our focus, by contrast, is on providing direct working capital for specific compliance, operational and marketing capabilities that we collectively identify in the investment process. Our investment structure, in combination with our investment philosophy, intends to focus on positioning our management companies as attractive investment vehicles for large institutional allocators.

Availability and Stable Source of Public Capital to Management Companies

We will be investing the capital of a public company. We believe that capital of a public company will be viewed by management companies as a more stable and “permanent” source of funding than that which is provided by other emerging manager investment programs. While other emerging manager programs are typically subject to redemptions by their limited partners, we, as a public company will not be subject to redemptions from our investors. The stability of any management company’s assets under management is important to both operational stability (as assets generate income) and marketing credibility (as retention and growth of assets are key measures of success). We believe that the dramatic increase in hedge fund redemptions since June 2008 has underscored to emerging managers the potential adverse impact of broad based redemptions and the advantage of our more stable source of funding from the public market.

Business and Marketing Support

Most institutional providers of capital to emerging management companies are private funds-of-funds that are typically passive third party investors. HT Advisors can offer operational expertise in all major aspects of hedge fund management. Our investment adviser intends to assist our management companies to develop and implement their business plans. This assistance may include identifying skilled professionals, providing introductions to prime brokers, administrators, auditors and other third party vendors, recommending risk and other operational systems, developing professional selling tools, providing access to Tuckerbrook’s proprietary institutional investor database of over 7,000 contacts, and assisting in the development of a comprehensive sales and marketing program.

Prospective Management Companies

Prior to the consummation of this offering, we intend to enter into binding definitive agreements with approximately eight emerging management companies, as described in “Business — Prospective Management Companies,” for an aggregate investment of approximately $200 million (comprised of approximately $190 million in GP loan investments and approximately $10 million in GP equity investments and IM interest investments). We are also in discussions with a number of additional management companies for investments which we will seek to consummate with definitive agreements within 12 months after the completion of this offering using the remainder of the proceeds from this offering and the proceeds from a senior credit facility into which we intend to enter. See “Business — Prospective Management Companies” and “Obligations and Indebtedness.” Each of our proposed investments is contingent upon such investment complying with our investment policies and procedures, execution of definitive documentation satisfactory to us, the completion of this offering, and, with respect to the additional investments referred to above, obtaining a credit facility on terms and conditions acceptable to us. There is no guarantee that we will consummate any of these investments.

Leverage

In order to make investments in additional management companies, we intend to enter into a senior credit facility within 60 days after consummation of this offering. While we have no commitments or understandings with respect to such a credit facility, we have had discussions with certain financial institutions regarding their willingness to provide such a credit facility in an amount up to $175 million. See “Obligations and Indebtedness.”

Operating and Regulatory Structure

Our investment activities will be managed by HT Advisors and supervised by our board of directors, a majority of whom will be independent of HARDT and Tuckerbrook. Under our investment advisory and management agreement, we intend to pay HT Advisors a quarterly management fee (based on our total assets) and an incentive fee (based on our performance). See “Management — Investment Advisory and Management Agreement.”

As a BDC, we will be required to comply with certain regulatory requirements. While we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. See “Regulation.” We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code, although no assurance can be provided that we will meet the requirements for treatment as a RIC in any given taxable year. See “Certain U.S. Federal Income Tax Considerations.”

Our Corporate Information

Our executive offices are located at 99 Park Avenue, Suite 1550, New York, New York 10016, telephone number (212) 523-0200.

The Offering

Common stock offered by us	[ • ] shares excluding [ • ] shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Shares outstanding after this offering	[ • ] shares, excluding [ • ] shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds	We intend to use approximately $200 million from the net proceeds of this offering to fund initial investments in approximately eight management companies. See “Business — Prospective Management Companies.” We also plan to invest in approximately ten additional management companies in accordance with our investment objective and the strategies described in this prospectus within 12 months after the completion of this offering using the remainder of the proceeds from this offering and the proceeds from a senior credit facility into which we intend to enter. See “Obligations and Indebtedness.” Pending such investments, we plan to invest the net proceeds primarily in cash, cash equivalents and temporary investments.

Distribution policy	We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors.

Taxation	We intend to elect to be treated for federal income tax purposes as a RIC, although no assurance can be provided that we will meet the requirements for treatment as a RIC in any given taxable year. For any taxable year in which we qualify to be taxed as a RIC under Subchapter M of the Code, we generally will not pay corporate-level income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. In order to qualify as a RIC, to maintain our RIC status and to avoid corporate-level income taxes, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. See “Distribution Policy.” Our ability to meet those requirements will depend, in part, on our success in raising capital and on the performance of our investments. We will be subject to corporate-level income taxes in any taxable year which we fail to qualify as a RIC under the Code.

We generally expect to form taxable subsidiaries to make or hold certain IM interest investments where the income from such investments could prevent us from qualifying or maintaining our status as a RIC. Those subsidiaries will generally be subject to federal and state income taxes on their income, and such taxes will reduce the net return to us on investments held by the taxable subsidiaries.

Dividend reinvestment plan	We will have a dividend reinvestment plan for our stockholders. This will be an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash.

Listing	We will apply to have our common stock listed on the New York Stock Exchange under the symbol “HTG.”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. Our net asset value immediately following this offering will reflect reductions resulting from the sales load and the amount of the organization and offering expenses paid by us. This risk may have a greater effect on investors expecting to sell their shares soon after completion of the public offering and our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at or below net asset value.

Anti-takeover provisions	Our charter and bylaws (each as in effect upon consummation of this offering), as well as certain statutory and regulatory requirements, will contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us.

These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Risk Factors — Risks Relating to this Offering — Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.”

Leverage

We expect to borrow funds to make additional investments; however, we do not expect to use debt until the proceeds of this offering have been substantially invested. We expect to use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders, but it involves significant risks. See “Risk Factors,” “Obligations and Indebtedness” and “Regulation

— Indebtedness and Senior Securities.” We will only be allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our investment adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. If, as expected, we borrow funds, you will be exposed to additional risks, including the risk that our use of leverage can magnify the effect of any losses we incur.

Investment advisory fees	We intend to enter into an investment advisory and management agreement with HT Advisors. Pursuant to the investment advisory and management agreement, we will pay HT Advisors a fee for investment advisory and management services consisting of two components — a management fee and an incentive fee. The management fee will be calculated at an annual rate of 2.0% of our total assets deployed in our investments (including assets purchased with borrowed funds, if any, but excluding cash, cash equivalents and temporary investments) and 1.0% of our assets held in cash, cash equivalents or temporary investments. The incentive fee consists of two parts: One part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income. The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing with the calendar year ending on December 31, 2009, and will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation for such year. See “Management — Investment Advisory and Management Agreement.”

Administration agreement	We intend to enter into an administration agreement with HT Administrative Services LLC (which we refer to as HT Administrator), a subsidiary of HT Advisors. Under this administration agreement, we will reimburse HT Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services.

Risk factors

We face many risks related to our business and our structure, including but not limited to our lack of an operating history and dependence of our investment adviser’s senior personnel. We may not be able to obtain additional financing needed for our growth and favorable performance. We must compete for investments with others who have greater resources. Our investment adviser and its personnel will provide services to other investors and funds, which could limit their services to us and limit our investment opportunities. Our investments may be difficult to value. There is no assurance that we will be in a position to qualify as a RIC for any given taxable year and, depending on the circumstances, our board of directors may decide not to take steps to qualify as a RIC. We will be subject to income tax if we are unable to qualify as a RIC.

Non-public investments can be riskier than investments in public companies. Our investments will be less liquid, which might prevent opportune sales. Our investments in small and developing companies are riskier than investments in larger or more established companies. Our GP equity interest investments and IM interest investments may decline in value and the debt securities in which we invest are subject to credit and pre-payment risk.

Additionally, there are risks related to this offering and our common stock. There may be delays in investing the proceeds of this offering. We may not be able to pay dividends on our common stock, or they may not grow. We face tax risks that can adversely affect our common stockholders. An investment in our shares is not intended for short-term investors. Our future offerings of securities or instruments could dilute common stockholders and be senior to them for dividends and liquidation. A regular trading market for our common stock may not develop, and the price may be volatile. Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value.

See “Risks Factors” beginning on page [14] and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Available information	After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s Internet website at http://www.sec.gov.

Directed share program	At our request, the underwriters have reserved for sale, at the initial public offering price, up to [ • ] shares of common stock offered by this prospectus for sale directly or indirectly to persons who are our directors, officers or employees, or who are otherwise associated with us, HARDT or Tuckerbrook, through a directed share program.

Unless otherwise specified, amounts listed in this prospectus exclude [ • ] shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Fees and Expenses

The following table is intended to assist prospective investors in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “HT Capital,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in HT Capital.

Stockholder transaction expenses (as a percentage of offering price):
Sales load paid by us	%	(1)
Offering expenses borne by us	%	(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid by us	%
Total direct stockholder transaction expenses	None
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees	%	(4)
Incentive fees payable under investment advisory and management agreement	%	(5)
Interest payments on borrowed funds	%	(6)
Organizational expenses	%	(7)
Other expenses	%	(8)
Total annual expenses (estimated)%		(4)(8)

(1)	The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)	Amount includes estimated offering expenses of approximately $[ • ], including our reimbursement of up to $[ • ] of expenses incurred by the underwriters in connection with this offering.

(3)	The expected expenses of administering our dividend reinvestment plan are included in “other expenses.”

(4)	The management fee will be calculated at an annual rate of 2.0% of our total assets deployed in our investments (including assets purchased with borrowed funds, if any, but excluding cash, cash equivalents and temporary investments) and 1.0% of our assets held in cash, cash equivalents or temporary investments. See “Management — Investment Advisory and Management Agreement.”

(5)	We expect to fully invest the net proceeds from this offering within 12 months after the completion of this offering and may have capital gains and interest income that could result in the payment of an incentive fee to our investment adviser in the first year after completion of this offering. However, the incentive fee payable to our investment adviser is based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed a base incentive fee of 0% in this chart.

The incentive fee consists of two parts: one part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing with the calendar year ending on December 31, 2009, and will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation for such year; provided that the incentive fee determined as of December 31, 2009 will be calculated for a period of shorter than 12 calendar months.

We will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness) is less than 8.0% of our net assets at the beginning of such period. These calculations will be appropriately pro-rated during the first three calendar quarters following the closing of this offering and will be adjusted for any share issuances or repurchases.

See “Management — Investment Advisory and Management Agreement.”

(6)	After we have substantially utilized the proceeds from this offering, we intend to borrow funds in order to make additional investments. We have assumed that our borrowings will average 37.5% of our total assets (including such borrowed funds) and that the weighted average annual interest rate will be 5.5%.

(7)	Our organizational expenses are non-recurring.

(8)	Includes our estimated overhead expenses, including payments we expect to make under an administration agreement with HT Administrator.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above.

	1 year			3 years			5 years			10 years
An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return (1)	$	[	• ]	$	[	• ]	$	[	• ]	$	[	• ]

(1)	The above illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation. The expenses an investor would pay, based on a $1,000 investment and assuming a 5.0% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gain incentive fee), and otherwise making the same assumptions in the example above, would be: 1 year, $[ • ]; 3 years, $[ • ]; 5 years, $[ • ]; and 10 years, $[ • ]. However, cash payment of the capital incentive fee would be deferred if during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness) was less than 8.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. Additionally, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses and actual expenses (including the cost of debt and other expenses) may be greater or less than those shown.

Risk Factors

Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to the Economic Environment and the Financial Services Industry

The strength and liquidity of U.S. and global financial institutions and financial systems are uncertain; lack of financial strength and liquidity may have a material adverse effect on us, on our ability to implement our business plan and on the management companies in which we intend to invest.

Many market participants have become increasingly uncertain about the health of a number of financial institutions, as well as the financial system in general. Continuing write-downs and capital related issues in the financial services industry have contributed to the recent wave of significant events affecting financial institutions, including the insolvency of Lehman Brothers, the U.S. government placing Fannie Mae, Freddie Mac and AIG under its supervision, the U.S. government’s infusion of capital into Citigroup and other financial institutions, and the announced distressed sales of all or portions of Bear Stearns, Merrill Lynch, Wachovia and Washington Mutual. These events have impacted the credit and equity markets and global economy in a number of important and far-reaching ways.

In addition, certain of these institutions serve as key counterparties for a very large volume of derivatives and other financial instruments held by participants in the alternative asset management industry. The consolidation and elimination of counterparties has decreased the universe of potential counterparties and reduced the availability of competitive financing rates. Additional failures of financial institutions, particularly those who serve as counterparties for derivatives and other financial instruments would have a meaningfully negative impact on the financial markets and the alternative asset industry.

Current market conditions have made it more difficult to generate positive investment returns and the continuation or further deterioration of such market conditions may have a material adverse effect on us, on our ability to implement our business plan and on the management companies in which we intend to invest.

Although equity and debt market conditions had been favorable for a number of years, the debt market conditions began to deteriorate in mid-2008, as the United States experienced considerable turbulence in the housing and sub-prime mortgage markets. This turbulence negatively affected other fixed income markets. The difficult conditions in the fixed income markets prompted lenders to cease committing to new senior loans and other debt, which, in turn, made it extremely difficult to refinance existing debt. As the turbulence continued and its intensity increased, equity market conditions also began to deteriorate in the latter part of 2008, as concerns of an economic slowdown began to affect equity valuations. The resulting reduction in liquidity and increase in volatility have caused several commercial and investment banks, hedge funds and other financial institutions to reduce the carrying value of some of their fixed income holdings, which further reduced the liquidity of debt and, to a lesser extent, equity instruments. The United States and other governments have taken a number of significant steps to improve market conditions, but we cannot predict whether these steps will actually contribute to, or result in, the future stability or improved liquidity of these markets.

The dislocation of asset values and associated decreased liquidity in the global equity and debt markets have caused a material depreciation in equity and fixed income asset values, greater price volatility and weaker economic conditions around the globe. There currently is less debt and equity capital available in the global market compared to the levels available in recent years, which — coupled with recent additional margin collateral requirements imposed by lenders on some types of investments, debt and derivatives — has increased the importance of maintaining sufficient liquidity without relying upon additional infusions of capital from the debt and equity markets. Additionally, there has been a reduction in market trading activity. This reduction and concern over market conditions have resulted in significant reductions in valuations of debt and equity assets by third party brokers and pricing agents. In general, these conditions have made it more difficult to generate positive investment returns and have contributed to increased redemption requests from investors throughout the hedge fund industry.

We do not know and cannot predict the full extent to which current market disruptions have affected or will affect the markets in which HT Capital intends to operate. If disruptions continue, or result in a permanent, fundamental change in the credit markets, the financial services industry may experience further tightening of liquidity, reduced earnings and cash flow, impairment charges, increased margin requirements, as well as substantial challenges in raising capital, obtaining investment financing and making investments on attractive terms.

The financial crisis in the second half of 2008 has caused the hedge fund industry to retrench with the rest of the financial services industry. Historically, the main driver of hedge fund growth has been increasing demand from institutional investors, such as endowments and foundations, corporate and public pensions, and insurance companies. Since June 2008, hedge funds have experienced a reduction in asset levels as these and other investors have sought liquidity in response to the severe dislocation of global financial markets and institutions. In a November 2008 research report, Morgan Stanley projected that from June 2008 through January 2009 worldwide hedge fund assets will likely decline 35% to 45% to approximately $1.2 trillion.

The reduction in assets under management is expected to be accompanied by a reduction in the number of hedge funds in the market and a restructuring of allocations to the stronger performing hedge funds. According to a PerTrac Hedge Fund Database Study, which quantified and analyzed hedge funds by assets, there were approximately 7,500 hedge funds in 2006. We do not know and cannot predict the number of hedge funds that have ceased or will cease operations as a result of this financial crisis. We believe investors are readily differentiating between strategies that employ effective hedging techniques and those that do not. According to the same PerTrac study, hedge funds under $100 million accounted for approximately 70% of all managers. As a result of the financial crisis, we believe these smaller emerging managers are likely to exit the industry at a higher rate than larger funds.

The strength of the alternative asset management industry is dependent upon various factors, including, among other things: (i) the investment returns alternative asset managers, in general, can provide relative to other investment options; and (ii) the amount of funds investors allocate to alternative asset managers.

Investment Returns Relative to Other Investment Options. The strength of the alternative asset management industry, in general, is dependent upon the investment returns alternative asset managers can provide relative to other investment options. This factor depends, in part, on the interest rate and credit spreads (which represent the yield demanded on financial instruments by the market in comparison to a benchmark rate, such as the relevant U.S. treasury rate or LIBOR) available on other investment products As interest rates rise and/or spreads widen, returns available on such investments would tend to increase, making them relatively more attractive to the returns offered by the investment products of alternative asset managers.

The market has benefited in recent years from relatively tight interest rate spreads, which has allowed fund managers to obtain financing for investments at attractive rates and made their investment products attractive relative to many other products. Over the past year, interest rate spreads have widened significantly. In addition to potentially reducing the relative attractiveness of these investment products, this widening will typically increase costs when financing investments using debt, which, in turn, reduces the net return earned on those types of investments. Furthermore, wider spreads reduce the value of investments currently owned by fund managers. As a result, this dynamic could slow or reverse capital flows to the alternative investment sector. A reduction in the value of a hedge fund’s investments also directly impacts its management fees and incentive income from such funds.

Capital Invested. Over the past several years, institutions, high net worth individuals and other investors (including sovereign wealth funds) had increased their allocations of capital to the alternative investment sector. However, investors have recently begun reducing the amount of capital they are allocating to certain alternative asset investment products, particularly hedge funds. We believe this has happened for two reasons: (i) challenging market conditions have reduced the returns generated by hedge funds; and (ii) the lack of available credit has prompted many investors to maximize their cash holdings. Because the terms of many hedge funds allow investors to redeem their capital periodically (as opposed to most private equity funds, which do not allow redemptions), investors have begun redeeming their investments at rates that are generally higher than redemption rates in previous years. This wave of redemptions may affect the investment decisions, and impair the viability, of hedge funds that may not have sufficient cash on hand to satisfy redemption requests and may thus be forced either to sell assets at distressed prices in order to generate cash or take other measures.

Risks Relating to Our Business and Structure

We are a new company with no operating history.

We were incorporated on May 2, 2008 and, through                     , 2009, have only entered into non-binding letters of intent to make GP loan investments, GP equity interest investments and IM interest investments. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or fall to zero.

Our growth strategy and investments may not be successful.

There can be no assurance that we will be successful in locating or investing in suitable management companies or negotiating agreements with such firms on acceptable terms. Furthermore, there can be no assurance that any of such entities will have favorable operating results.

Our investment adviser and the members of its investment committee have no experience managing a BDC.

The Investment Company Act imposes numerous constraints on the operations of BDCs. For example, BDCs are not permitted to acquire any assets other than “qualifying assets,” unless, at the time of the acquisition, the value of the qualifying assets represents at least 70% of the value of the BDC’s total assets. The principal categories of qualifying assets relevant to our business are securities of private or U.S. public companies which do not have any class of securities listed on a national securities exchange, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our investment adviser’s and the members of its investment committee’s lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

We could lose our status as a BDC if we do not invest a sufficient portion of our assets in “qualifying assets” or if the general partners’ investments in their underlying funds, through the use of our GP loan investments, are deemed “Investment Securities” under the Investment Company Act. Any failure on our part to maintain our status as a BDC would reduce our operating flexibility and may preclude us from investing according to our current business plan.

If we are to maintain our status as a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” If the general partners’ investments in their underlying funds, through the use of our GP loan investments, are deemed “Investment Securities” under the Investment Company Act, we will lose our BDC status.

We believe that most of our portfolio investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the Investment Company Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing management companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the Investment Company Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the Investment Company Act, which would subject us to substantially more regulatory restrictions under the Investment Company Act and correspondingly decrease our operating flexibility.

We may not replicate the historical performance of HARDT or Tuckerbrook.

Our primary focus in making investments will differ from those of other private funds that are or have been managed by HT Advisors’ investment professionals. By investing in HT Capital, you are not acquiring any interest in other HARDT or Tuckerbrook funds. Further, as a result of regulatory restrictions, we are restricted in our ability to invest in any management company in which HARDT and Tuckerbrook or any affiliate currently has an investment. Accordingly, we cannot assure you that HT Capital will replicate HARDT’s or Tuckerbrook’s historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by those hedge funds or hedge funds-of-funds.

We are dependent upon HT Advisors’ key personnel for our future success and upon their access to HARDT’s and Tuckerbrook’s investment professionals.

We will depend on the diligence, skill and network of business contacts of the members of HT Advisors’ investment committee. We will also depend, to a significant extent, on HT Advisors’ access to the investment professionals of HARDT and Tuckerbrook and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. Our future success will depend on the continued service of the members of HT Advisors’ investment committee. The departure of any of the members of HT Advisors’ investment committee, or of a significant number of the investment professionals or partners of HARDT or Tuckerbrook, could have a material adverse effect on our ability to achieve our investment objective. In addition, we cannot assure you that HT Advisors will remain our investment adviser or that we will continue to have access to the investment professionals of HARDT or Tuckerbrook or their information and deal flow.

The loss of key management personnel or an inability to attract, retain and motivate sufficient numbers of qualified management personnel on the part of HT Capital or any of its management companies would adversely affect our business. The market for investment professionals is extremely competitive and is increasingly characterized by frequent movement by investment professionals among different firms. In addition, individual investment professionals at the management companies often have regular direct contact with particular clients, which can lead to a strong client relationship based on the client’s trust in that individual. The loss of a key investment professional of a management company could jeopardize the management company’s relationships with its clients and lead to the loss of client accounts at such management company. Losses of such accounts could have a material adverse effect on the results of operations and financial condition of the management company and HT Capital. Although we plan to use a combination of economic incentives, vesting provisions, and, in some instances, non-solicitation agreements and employment agreements as a means of seeking to retain key management personnel at HT Capital and each of the management companies, there can be no assurance that key management personnel will remain with their respective firms.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective will depend on our ability to acquire suitable investments and monitor and administer those investments, which will depend, in turn, on HT Advisors’ ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of HT Advisors’ structuring of the investment process and its ability to provide competent, attentive and efficient services to us. Our executive officers and the officers of HT Advisors will have substantial responsibilities in connection with their roles at HARDT and Tuckerbrook with the other funds of their respective firms as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide managerial assistance to our management companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, we and HT Advisors will need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will contribute to the work of our investment adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our ability to increase dividends, if any, will depend largely on the ability of our management companies to raise outside investment assets.

Our cash distributions from our GP equity interest investment and IM interest investment in each management company increases or decreases in value with increases or decreases in the investment assets from limited partners in the management companies’ funds. Unfavorable economic or capital market environments, a general reduction in hedge fund asset inflows, or the failure or underperformance of the fund strategy, could limit inflows to our investment managers or cause limited partners in the management companies’ funds to redeem investment capital, thereby decreasing or eliminating the available current distributions to our stockholders. See “Risk Factors — We do not know and cannot predict the full extent to which current market disruptions have affected or will affect the markets in which HT Capital intends to operate. If disruptions continue, or result in a permanent, fundamental change in the credit markets, the financial services industry may experience further tightening of liquidity, reduced earnings and cash flow, impairment charges, increased margin requirements, as well as substantial challenges in raising capital, obtaining investment financing and making investments on attractive terms.”

Future financings could adversely affect us and our stockholders.

Our acquisition of interests in management companies will require substantial capital investments. Although we believe that our existing cash resources and cash flow from operations will be sufficient to meet our working capital needs for normal operations for the foreseeable future pursuant to our business plan, these sources of capital are not expected to be sufficient to fund additional investments necessary to satisfy the requirements for treatment as a RIC for federal income tax purposes. Therefore, we intend to raise capital through the incurrence of long-term or short-term indebtedness or the issuance of additional equity securities in private or public transactions in order to complete further investments. This could result in dilution of existing equity positions, increased interest expense or decreased net income. In addition, significant capital requirements associated with such investments may impair our ability to pay dividends. There can be no assurance that acceptable financing for future investments can be obtained on suitable terms, if at all.

We operate in a highly competitive market for investment opportunities.

The market for partial or total acquisitions of interests in management companies is highly competitive. A number of entities will compete with us to make the types of investments that we plan to make in management companies. We are aware of several other holding companies which have been organized to invest in or acquire management companies, and we view these firms as among our competitors. In addition, numerous other companies, both privately and publicly held, including commercial and investment banks, insurance companies and investment management firms, most of which have longer established operating histories and significantly greater resources than HT Capital, make investments in and acquire management companies. There can be no assurance that we will be able to compete effectively with such competitors, that additional competitors will not enter the market or that such competition will not make it more difficult or impracticable for us to make investments in management companies.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act will impose on us as a BDC. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that meet our investment objective.

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and decreased equity interest distribution. As a result of operating in such a competitive environment, we may make investments that are on better terms to our management companies than what we may have originally anticipated, which may impact our return on these investments. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations.

We will be subject to corporate-level income taxes if we are unable to meet the requirements imposed by Subchapter M of the Code.

To qualify as a RIC under the Code and avoid corporate-level income taxes, we will need to meet certain income source, asset diversification and annual distribution requirements. As described below, our ability to meet such requirements will depend upon, among other things, the structure of our investments, the types of income generated by underlying hedge funds, the sizes of our various investments as a proportion of our total assets, and the availability of funds to meet distribution requirements. The proportionate size of our investments will also be affected by the timing and success of our efforts to raise capital. There can be no assurance that we will be in a position to qualify as a RIC for any given taxable year. Moreover, although we presently intend to take steps to qualify as a RIC, if our board of directors determines that meeting the RIC requirements would unduly restrict our investment options or constrain our ability to meet our investment objectives, our board of directors may decide not to take such steps. We will be subject to corporate-level income taxes in any taxable year in which we fail to qualify as a RIC under the Code, which would materially reduce the after-tax return to our stockholders.

In order to meet the income test for RIC status, we must derive at least 90% of our gross income for each taxable year from certain qualifying sources. The share of management fees earned in respect of our IM interest investments is not expected to be qualifying income for purposes of this test. We therefore will generally hold such investments in fee-earning entities through subsidiaries that are classified as corporations for federal tax purposes. Those subsidiaries will themselves be subject to federal income tax on their net income, including net income from such fees. This structure is intended to prevent us from realizing any non-qualifying income in respect of the management fees, although there is no assurance that it will have that result. To the extent that we receive income in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance, or consulting fees, such income also will generally be non-qualifying income. In addition, the income allocated to us in respect of the GP equity interest investments could in principle include non-qualifying income. We intend to enter into agreements with the general partners that will be designed to prevent the hedge funds from engaging in investment activities that are expected to generate material non-qualifying income or otherwise hold such GP equity interest investments through subsidiaries that are classified as corporations for federal tax purposes.

However, the Internal Revenue Service, which we refer to as the IRS, could contend that the income received by a general partner in the form of a performance allocation should be recharacterized as ordinary income received for the performance of services. Furthermore, in late 2007, proposed legislation was introduced before Congress that would generally recharacterize performance allocations received by hedge fund managers as ordinary income received for the performance of services. If such or substantially similar legislation were passed, or the IRS successfully challenged the character of income received in the form of performance allocations, all or substantially all of the income allocated to us in respect of the GP equity interest investments would be non-qualifying income, which would substantially affect our ability to meet the 90% qualifying income test, and we could fail to qualify as a RIC.

To qualify as a RIC, we must also meet the following asset diversification requirements at the end of each calendar quarter: (a) at least 50% of the value of our total assets must be represented by (i) cash and cash items, government securities and securities of other RICs, and (ii) other securities representing, in respect of any one issuer, no more than 5% of the value of our total assets and no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of our total assets may be invested in (i) securities of any one issuer (other than government securities and securities of other RICs), (ii) the securities of two or more issuers which we control and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of qualified publicly traded partnerships. The failure to meet the foregoing tests may result in our having to dispose of certain investments quickly or to raise additional capital to prevent the loss of RIC status. Because most of our investments will be in private management companies, any such dispositions could be made at disadvantageous prices.

For purposes of the 50% asset test, we expect each management company to be treated as a separate issuer. In order to satisfy the 50% asset test once our assets are fully invested in management companies, we would need to invest no more than 5% of the value of our total assets in each of ten or more different management companies. Prior to the consummation of this offering, we intend to enter into binding definitive agreements with approximately eight emerging management companies, as described in “Business — Prospective Management Companies.” If we are unable to enter into definitive agreements with a sufficient number of additional management companies after the consummation of this offering, we may not be able to satisfy the 50% asset test. For purposes of the 25% asset test, we expect that our investment in each individual issuer will be significantly below the 25% threshold, and we intend to structure interests in taxable subsidiaries so that those interests will not be required to be aggregated. However, the Internal Revenue Service could contend that we control such taxable subsidiaries, in which case we would be required to aggregate the value of our investments in securities issued by each such taxable subsidiary for purposes of the 25% asset test. We initially expect to invest only 5% of the value of our total assets in securities of the subsidiaries. However, fluctuations in the value of the subsidiaries and of the management companies may affect the ratio of the value of investments in the subsidiaries to the total value of our assets, and could in certain circumstances affect our ability to make further investments through subsidiaries without violating the 25% asset test. In order to satisfy the foregoing asset diversification rules, we may be required to dispose of assets, possibly at disadvantageous prices.

While we intend to satisfy the foregoing diversification requirements following the closing of this offering, we cannot assure you that we will do so. In addition, we intend to raise additional capital to satisfy the asset diversification requirements, and we may not immediately be able to invest such additional capital in management companies. During the period prior to investment of such additional capital in management companies, we will invest in temporary investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of GP loan investments and our GP equity interest investments and IM interest investments. In the event that our board of directors determines that the RIC asset diversification requirements unduly constrain our ability to satisfy our investment objectives, we may make investments that would result in our disqualification as a RIC and the imposition of corporate-level income taxes.

If we become subject to corporate-level income taxes because we fail to qualify as a RIC for any reason or fail to distribute sufficient income, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would materially reduce the after-tax return to our stockholders.

If the GP loan investments are recharacterized as equity interests for U.S. federal income tax purposes, we may not be able to meet the requirements imposed under Subchapter M of the Code.

Although the GP loan investments will be in the form of debt obligations, the IRS could contend that such senior loans should be characterized as equity interests in such general partners for U.S. federal income tax purposes. The IRS could further contend that a portion of the amounts we are entitled to receive with respect to such GP loan investments should therefore be treated as non-qualifying income. If the IRS were successful in both of those contentions, it would impair our ability to meet the 90% qualifying income test and we could fail to qualify as a RIC. Such a failure would have a material adverse effect on us and materially reduce the after-tax return to our stockholders.

If we recognize taxable income without receiving corresponding cash amounts, we may not be able to meet certain distribution requirements, which could result in a federal excise tax liability and could also result in a failure to qualify for pass-through income taxation.

The annual distribution requirement for a RIC requires that we distribute to our stockholders on an annual basis an amount equal to at least 90% of our ordinary income, interest income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. For tax purposes, we may recognize income allocated to us with respect to a GP equity interest investment without receiving corresponding cash payments. In addition, if a general partner defaults on one of our GP loan investments or if one or more of our GP loan investments is treated as having original issue discount, we may be required to include amounts in income without receiving corresponding cash payments.

To the extent we receive income for tax purposes but do not concurrently receive corresponding cash payments, we may not be able to meet the annual distribution requirement described above out of our cash income. We could also be unable to satisfy the requirement that we distribute 98% of our income, computed on a calendar year basis, in order to avoid a federal excise tax. In order to meet those distribution requirements, we may need to dispose of investments (potentially under disadvantageous circumstances) to generate cash, or we may need to borrow cash, incurring additional interest expenses. If we do not meet the distribution requirements, we could incur excise tax liability or fail to qualify for pass-through income tax treatment. Either result would have a material adverse effect on us and would materially reduce the after-tax return to our stockholders.

If a general partner defaults on our GP loan investment, the accrued interest previously used in the calculation of the incentive fee may become uncollectible.

If a general partner defaults on our GP loan investment that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage, and may impact our ability to grow.

We will need to periodically access the capital markets to raise cash to fund new investments. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any. We may acquire capital for our business from the following sources:

Senior Securities and Other Indebtedness

We plan to issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the Investment Company Act. Under the provisions of the Investment Company Act, we are permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the Investment Company Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. This requirement of sustaining a 200% asset coverage ratio limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt. Further additional debt financing may not be available on favorable terms, if at all, or may be restricted by the terms of our debt facilities. If we are unable to incur additional debt, we may be required to raise additional equity at a time when it may be disadvantageous to do so.

As a result of the issuance of senior securities, including preferred stock and debt securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which are ultimately borne by our stockholders. If we incur leverage to make investments, a decrease in the value of our investments would have a greater negative impact on the value of our common stock. If we issue debt securities or preferred stock, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility.

Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio is not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders.

Additional Common Stock

We will not generally be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in the best interests of HT Capital and its stockholders, and our stockholders approve such sale. In certain limited circumstances, pursuant to an SEC staff interpretation, we may also issue shares at a price below net asset value in connection with a rights offering. We may do so in connection with a transferable rights offering so long as: (1) the offer does not discriminate among stockholders; (2) we use our best efforts to ensure an adequate trading market exists for the rights; and (3) the ratio of the offering does not exceed one new share for each three rights held. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

If we incur indebtedness or issue senior securities we will be exposed to additional risks, including the typical risks associated with leverage.

We expect to borrow funds or issue senior securities to make additional investments; however, we do not expect to use debt until the proceeds of this offering have been substantially invested. In order to make investments in additional management companies, we intend to enter into a senior credit facility within 60 days after consummation of this offering. While we have no commitments or understandings with respect to such a credit facility, we have had discussions with certain financial institutions regarding their willingness to provide such a credit facility in an amount up to $175 million. See “Obligations and Indebtedness.” With certain limited exceptions, we will only be allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. The amount of leverage that we employ will depend on our investment adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations of stockholders, including:

•	there is a likelihood of greater volatility of net asset value and market price of the shares than a comparable portfolio without leverage;

•

we will be exposed to increased risk of loss if we incur debt or issue senior securities to finance investments because a decrease in the value of our investments would have a greater negative impact on our returns and therefore the value of our common stock than if we did not use leverage;

•

it is likely that such debt or securities will be governed by an instrument containing covenants restricting our operating flexibility. These covenants may impose asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the Investment Company Act and could require us to liquidate investments at an inopportune time;

•	we, and indirectly our stockholders, will bear the cost of leverage, including issuance and servicing costs; and

•	any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

Any requirement that we sell assets at a loss to redeem or pay interest or dividends on any leverage or for other reasons would reduce our net asset value and also make it difficult for the net asset value to recover. Our investment adviser and our board of directors in their best judgment nevertheless may determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our investment objective and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of three to five years. This means that we will be subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the trading price of our shares.

Asset coverage requirements under the Investment Company Act or a loan agreement may limit our ability to pay distributions, which could result in a federal excise tax liability and could also result in a failure to qualify for pass-through income taxation.

As a result of restrictions imposed by the Investment Company Act, our ability to pay distributions when our asset coverage ratio is less than 200% will be strictly limited. Our lenders may insist on similar restrictions. Such restrictions could prevent us from meeting the annual distribution requirements described above. If we do not meet the distribution requirements, we could incur excise tax liability or fail to qualify for pass-through income tax treatment. Either result would have a material adverse effect on us and would materially reduce the after-tax return to our stockholders.

Many of our portfolio investments may not be publicly traded and, as a result, there will be uncertainty as to the value of our portfolio investments.

Our portfolio investments will primarily consist of investments that are not publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. We will value these investments quarterly at fair value as determined in good faith by our board of directors. However, we may be required to value our investments more frequently as determined in good faith by our board of directors to the extent necessary to reflect significant events affecting their value. Where appropriate, our board of directors may utilize the services of an independent valuation firm to aid it in determining fair value. The types of factors that may be considered in valuing our investments include the nature and realizable value of any collateral, the composition and size of management company’s underlying fund portfolio, its ability to earn management fees, its ability to earn allocations of income and gain based on investment performance, the strategy markets in which the management company does business, comparison to publicly traded companies, comparison to other private transactions, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates, and our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments are materially higher than the values that we ultimately realize.

The potential lack of liquidity in our investments may adversely affect our business.

We will generally make investments in private management companies. Substantially all of these investments will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a management company to the extent that we or an affiliate of HARDT or Tuckerbrook has material non-public information regarding such management company.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on our GP loan investments, the default rate on such investments, the level of distributions on our GP equity interest investments and IM interest investments, market volatility, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses and the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest that could impact our investment returns.

Certain of our executive officers and directors and members of the investment committee of our investment adviser serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser and investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, Jeff Landle (our Chief Investment Officer) and David Regan (a Senior Portfolio Manager for HT Advisors) each are and, following this offering, will continue to be, founding members of HARDT with significant responsibilities for other HARDT funds; John J. Hassett (our President), Turner Smith (a member of HT Advisors’ investment committee) and Moses Grader (the Chief Operations Officer of HT Advisors) each are and, following this offering, will continue to be, founding members of Tuckerbrook with significant responsibilities for other Tuckerbrook funds. Mr. Landle and Mr. Regan are required to devote a substantial majority of their business time to the affairs of HARDT; and Messrs. Hassett, Smith and Grader are required to devote a substantial majority of their business time to the affairs of Tuckerbrook.

HARDT and Tuckerbrook funds may from time to time invest in asset classes similar to those targeted by HT Capital, although HARDT will primarily invest in non-U.S. domiciled management companies. HT Advisors will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to HT Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by HARDT and Tuckerbrook funds.

We will pay management and incentive fees to HT Advisors, and will reimburse HT Advisors for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

HT Advisors’ management fee will be based on a percentage of our total assets and HT Advisors may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur debt.

The incentive fees payable to our investment adviser are subject to certain hurdles. To the extent we or HT Advisors are able to exert influence over our management companies, these hurdles may provide HT Advisors (subject to its fiduciary duty to us) with an incentive to induce our management companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another under circumstances where accrual would not otherwise occur, such as acceleration or deferral of the declaration of a dividend or the timing of a voluntary redemption. Acceleration of obligations may result in stockholders recognizing taxable gains earlier than anticipated, while deferral of obligations creates incremental risk of an obligation becoming uncollectible in whole or in part if the issuer of the security suffers subsequent deterioration in its financial condition. Any such inducement by our investment adviser solely for the purpose of adjusting the incentive fees would be a breach of our investment adviser’s fiduciary duty to us.

The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income will be computed and paid on income that may include interest that is accrued but not yet received in cash. If a general partner defaults on a GP loan investment that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

Additionally, we will rent office space from HT Administrator (a subsidiary of HT Advisors) and pay its expenses under an administration agreement. As a result of these arrangements, there may be times when the management team of HT Advisors has interests that differ from those of our stockholders, giving rise to a conflict.

Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to, or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our investment adviser, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations. In selecting and structuring investments appropriate for us, our investment adviser will consider the investment and tax objectives of HT Capital and our stockholders as a whole, not the investment, tax or other objectives of any stockholder individually.

Our investment adviser’s liability will be limited under the investment advisory and management agreement, and we will indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Our investment adviser will not assume any responsibility to us other than to render the services described in the investment advisory and management agreement, and it will not be responsible for any action of our board of directors in declining to follow our investment adviser’s advice or recommendations. Pursuant to the investment advisory and management agreement, our investment adviser and its managing members, officers and employees will not be liable to us for their acts, under the investment advisory and management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We will agree to indemnify, defend and protect our investment adviser and its managing members, officers and employees with respect to all damages, liabilities, costs and expenses resulting from acts of our investment adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment advisory and management agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

Our investment adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

Pursuant to the investment advisory and management agreement, we will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness) is less than 8.0% of our net assets at the beginning of such period. These calculations will be appropriately pro-rated during the first three calendar quarters following the closing of this offering and will be adjusted for any share issuances or repurchases.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our management companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the Investment Company Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be considered our affiliate for purposes of the Investment Company Act and we will generally be prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The Investment Company Act also prohibits “joint” transactions with an affiliate, which could include investments in the same management company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to you.

Our board of directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Risks Relating to Our Investments

Our portfolio will be concentrated initially in a limited number of management companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations.

We plan to initially invest the net proceeds of this offering in a limited number of companies and estimate that we may be invested in eight management companies after full investment of the net proceeds of this offering and before the incurrence of any debt. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few management companies.

The business of each of the management companies is highly regulated.

The business of each of the management companies is highly regulated primarily at the federal level. Certain management companies may also be subject to the laws of non-U.S. jurisdictions and non-U.S. regulatory agencies or bodies. The failure of a management company to comply with applicable laws or regulations could result in fines, suspensions of individual employees or other sanctions. We do not expect to invest in management companies that are registered with the SEC as investment advisers under the Advisers Act. If we invested in such management companies, we would be required to accept that such management companies would be subject to numerous additional requirements, including fiduciary, record keeping, operational and disclosure obligations. Each of the investment managers are also subject to regulation under the securities laws and fiduciary laws of certain states. Each investment manager will be subject to the Employee Retirement Income Security Act of 1974, as amended, which we refer to as ERISA, and to regulations promulgated thereunder, insofar as they are “fiduciaries” under ERISA with respect to certain of their clients. ERISA and the applicable provisions of the Code, impose certain duties on persons who are fiduciaries under ERISA, and prohibit certain transactions involving the assets of each ERISA plan which is a client of an investment manager, as well as certain transactions by the fiduciaries (and certain other related parties) to such plans. There may be significant additional regulation of the hedge fund industry in the near future, but we are not aware of specific governmental proposals for such regulation.

The investment management contracts of the investment managers will be subject to termination on short notice or assignment.

Substantially all of an investment manager’s revenues will be derived from investment management contracts which are typically terminable, without the payment of a penalty, in the case of contracts with mutual fund clients, upon 60 days’ notice, and, in the case of institutional contracts, upon 30 days’ notice. Because of this, clients of the investment managers may withdraw funds from accounts under management by such investment managers generally in their sole discretion.

Additionally, applicable law provides that the investment management contracts under which investment managers manage assets for other parties either terminate automatically if assigned, or are not assignable unless the applicable client consents to the assignment. Assignment, as generally defined, includes direct assignments as well as assignments which may be deemed to occur, under certain circumstances, upon the direct or indirect transfer of a “controlling block” of the voting securities of an investment manager.

The fees earned by our investment managers will fluctuate.

The investment managers’ contracts will generally provide for fees payable for investment management services based on the market value of assets under management. Because most contracts provide for a fee based on market values of securities, fluctuations in securities prices may have an adverse effect on our consolidated results of operations and financial condition. Changes in the investment patterns of clients will also affect the total assets under management. In addition, contracts which provide for an allocation of income and gain based on the investment performance of the general partners will fluctuate with investment performance and will affect our consolidated results of operations and financial condition.

Some of the investment managers’ fees may be higher than those of other investment managers for similar types of investment services. Each investment manager’s ability to maintain its fee structure in a competitive environment is dependent on the ability of the investment managers to provide clients with investment returns and service that will cause clients to be willing to pay those fees. There can be no assurance that any given investment managers will be able to retain its fee structure or, with such fee structure, retain its clients in the future.

Our investments may be risky, and we could lose all or part of our investment.

The proceeds of the GP loan investments that we provide will be used by the general partners as investments in the hedge funds that they advise. We intend to enter into loan agreements with general partners wherein we have the right to call the principal of the loan to the general partner by causing the redemption of monies from the underlying fund assets based on certain covenants and negotiated rights. However, these loans are not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s). Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, to the extent interest payments associated with such debt are deferred such debt will be subject to greater fluctuations in value based on changes in interest rates, such debt could subject us to phantom income, and since we will generally not receive any cash prior to maturity of the debt, the investment will be of greater risk.

In addition, investments that we make in emerging management companies involve a number of significant risks, including:

•	these management companies may have limited financial resources and may be unable to meet their interest payment obligations;

•

they typically have shorter investment track records, shorter operating histories, fewer staff resources and less access to institutional investors than larger management companies, which tend to make them more vulnerable to market conditions;

•

they typically depend on the investment and management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our management companies and, in turn, on us;

•

they generally have less predictable operating results, may from time to time be parties to litigation and may require additional capital to support their operations. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the management companies; and

•	they may have difficulty raising sufficient outside assets to manage in order to retain investment professionals or meet future operating needs.

When we make a GP loan investment, we will seek to concurrently make a GP equity interest investment in the general partner and an IM interest investment in the related investment manager. We intend to participate in the quarterly management fees realized by the investment managers and the annual profit allocations realized by the general partners for the management of limited partner assets in their underlying funds and also realize gains upon our potential disposition of such interests. However, the GP equity interest investment and the IM interest investment may not appreciate in value and, in fact, may decline in value if the management company loses assets under management in the underlying funds or closes operations. Accordingly, we may not be able to realize gains from our GP equity interest investments and IM interest investments, and any gains that we do realize on the disposition of any such investments may not be sufficient to offset any other losses we experience. In addition, income earned from our investments in non-U.S. investment managers, if any, may be subject to withholding and other taxes levied by the jurisdiction in which such income is sourced and/or in which such investment manager is located. Such taxes may materially reduce the yield on such investments and the after-tax return to our stockholders.

Prepayments of our GP loan investments could adversely impact our results of operations and reduce our return on equity if we do not use the proceeds to invest in other management companies.

If we receive a prepayment of our GP loan investment, in accordance with the terms of our agreement with a general partner, we will not receive interest on such redeemed senior loan until the proceeds from such redemption are re-invested in another management company.

Economic and capital market conditions could impair our management companies and harm our operating results.

Many of our management companies may be susceptible to economic and capital market conditions and the general partners may be unable to repay our loans because of losses sustained by the management companies’ underlying fund strategies. Losses in the management companies’ fund portfolios decrease the value of the portfolio and, hence, both the collateral, if any, securing our loans and our level of distributions from our GP equity interest investments and the IM interest investments. Therefore, the value of our portfolio is likely to decrease during these periods. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. See “Risk Factors — The strength and liquidity of U.S. and global financial institutions and financial systems are uncertain; lack of financial strength and liquidity may have a material adverse effect on us, on our ability to implement our business plan and on the management companies in which we intend to invest.” These events could prevent us from increasing investments and harm our operating results.

A management company’s failure to satisfy investment, financial or operating covenants imposed by us could lead to defaults and, potentially, acceleration of the time when the loans are due and redemption of its secured assets, which could trigger a liquidation of the funds advised by the management companies and the loss of GP equity interest investments and IM interest investments that we own. We may incur expenses to the extent necessary to seek redemption upon default or to negotiate new terms with a defaulting management company.

An investment strategy focused on privately-held management companies presents certain challenges, including the lack of publicly available information about these management companies and their underlying portfolios.

Our portfolio investments will primarily consist of privately-held management companies. Little public information generally exists about these privately-held management companies, and we will be required to rely on the ability of HT Advisors’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these management companies. These management companies and their financial information will not be subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these management companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held emerging management companies have fewer investment strategies or investment products and smaller market presence than larger competitors, subjecting them to greater vulnerability to economic conditions. These factors could negatively affect our investment returns.

An investment strategy which includes emerging management companies presents certain challenges, including the management companies’ potential lack of operational, compliance and marketing resources that are important to attracting assets and maintaining their regulatory status.

Emerging management companies often lack operational, compliance and marketing resources to grow efficiently. In particular, early-stage management companies often lack sufficient personnel to build and maintain the strong compliance programs required by the SEC under the Advisers Act. According to a 2003 study by The Capital Markets Company, 54% of failed funds had identifiable operational issues and half of all failures could be attributed to operational risk alone. The most common operational issues, according to the 2003 white paper, related to hedge fund losses were (1) misrepresentation of fund investments, (2) misappropriation of investor funds, (3) unauthorized trading, and (4) inadequate resources (including resources relating to technology, processes or personnel).

We will be required to rely on the ability of HT Advisors’ investment professionals to obtain and evaluate each investment manager’s investment strategy and business plan, and to provide adequate advice and support to management companies to ensure adequate execution of their business plan. Compliance deficiencies found as a result of an SEC investigation could cause an investment manager to shut down or to lose the ability to raise additional assets from prospective clients. These factors could affect our investment returns.

We may be exposed to liabilities incurred by our management companies.

We could be held liable, as a control person, for acts of management companies or their employees. We and each of our management companies maintains errors and omissions and general liability insurance in amounts which we and our management companies’ management consider appropriate. There can be no assurance, however, that a claim or claims will not exceed the limits of available insurance coverage, that any insurer will remain solvent and will meet its obligations to provide coverage, or that such coverage will continue to be available with sufficient limits or at a reasonable cost. A judgment against us or any of our management companies in excess of available coverage could have a material adverse effect on us.

Investments in early-stage management companies involve a substantial degree of risk.

We intend to make GP equity interest investments and IM interest investments in conjunction with providing the GP loan investment. Although our GP equity interest investments and IM interest investments are expected to participate in a portion of the management company’s current revenue stream — from underlying fund management and incentive fee distributions — and residual equity value in the event of a sale of the management company, the interests we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our investment adviser’s success in increasing the assets under management in the management company’s underlying portfolio. GP equity interest investments and IM interest investments involve a number of significant risks, including:

•

any such investment we make in a management company could be subject to further dilution as a result of the issuance of additional equity interests and to potential risks of subordination in the event that the management company is unable to meet its obligations or becomes subject to a bankruptcy process;

•	to the extent that the management company requires additional capital and is unable to obtain it, we may not recover our investment;

•

in some cases, management companies in which we invest will not be able to pay current revenue distributions, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of our management companies. Even if our management companies are successful and pay current revenue distributions, our ability to realize the full residual equity value of our investment may be dependent on the occurrence of a liquidity event, such as the sale of the management company. It is likely to take a significant amount of time before a liquidity event occurs;

•

the terms of our investment could include provisions that permit the management company, under certain circumstances, to defer distributions for stated periods. If we have an investment that is deferring its distributions, we may be required to report income for tax purposes although it has not yet received such income; and

•	generally, minority equity holders in a management company have no voting rights with respect to the management company, subject to limited exceptions.

Our incentive fee may induce HT Advisors to make certain investments, including speculative investments.

The incentive fee payable by us to HT Advisors may create an incentive for HT Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering. In addition, our investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments.

Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income will be computed and paid on income that may include interest that is accrued but not yet received in cash. If a general partner defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized capital losses. In addition, if market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and incentive fees. We will also remain obligated to pay management and incentive fees to HT Advisors with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of HT Advisors as well as indirectly bearing the management and incentive fees and other expenses of any investment companies in which we invest.

We expect to initially invest a portion of the net proceeds of this offering primarily in high-quality, short-term investments, which will generate lower rates of return than those expected from the interest generated on GP loan investments and distributions from our GP equity interest investments and IM interest investments.

We expect to initially invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality, short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

We have not at this time entered into any binding agreements with respect to any investments.

Although we intend to invest in approximately eight emerging management companies, as described in “Business — Prospective Management Companies,” upon consummation of this offering, we have not at this time entered into any binding agreements with respect to any investments. We cannot assure you that we will actually make any investments. Additionally, any investments that we make will be selected by our investment adviser and will not be subject to stockholder consent. These factors increase the uncertainty, and thus the risk, of investing in our shares.

We will be a debt and minority equity investor in a general partner, so we will not be in a position to control the entity, and management of the general partner may make decisions that could decrease the value of our portfolio holdings.

We anticipate making both debt and minority equity investments; therefore, we will be subject to the risk that a general partner may make business decisions with which we disagree, and the principals and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a general partner may make decisions that could decrease the value of our portfolio holdings.

Our ability to alter the management practices and policies of our management companies will be limited.

HT Capital plans to (i) monitor the investment and compliance activities of the management companies, (ii) retain both the authority to prevent and cause certain types of activities by the management companies and (iii) have voting and veto rights regarding significant decisions pursuant to its agreements with the management companies. However, the management companies will manage and conduct their own day-to-day operations, including matters relating to employees who are not also owners, investment management policies and fee structures, product development, client relationships, compensation programs and compliance activities. Similarly, a management company’s non-compliance with regulatory requirements that HT Capital might detect if it operated the business of the management companies itself may not be detected by HT Capital as quickly, if at all, which may adversely affect our financial condition and results of operations. In addition, because each management company is responsible for its own marketing and client relations, management companies may, from time to time, compete with each other for clients.

Each of our management companies operates in a highly competitive market for investment opportunities.

The investment management business is highly competitive. Each of our management companies will compete with a broad range of investment managers, including public and private investment advisers as well as investment advisers of securities broker-dealers, banks, insurance companies and other entities. From time to time, our management companies may also compete with each other for clients. Many of the management companies’ competitors have greater resources than any of the management companies and than us and the management companies on a consolidated basis. In addition to competing directly for clients, competition can impact the management companies’ fee structures. We believe that each management company’s ability to compete effectively with other firms is dependent upon the management company’s products, level of investment performance and client service, as well as the marketing and distribution of its investment products. There can be no assurance that the management companies will be able to achieve favorable investment performance and retain their existing clients.

Risks Relating to this Offering

There is a risk that you may not receive dividends or that our dividends may not grow over time.

We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make any cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See “Distribution Policy.”

Incurring indebtedness will limit our ability to make distributions.

If, as expected, we incur indebtedness or issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Investment Company Act. We may also be prevented by loan covenants from declaring and/or paying dividends in certain circumstances.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and, after consummation of this offering, our charter and our bylaws will contain provisions that may discourage, delay or make more difficult a change in control of HT Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the Investment Company Act. Our board of directors will adopt a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We also intend to adopt measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

The market price of our common stock may fluctuate significantly.

The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay. The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	changes in regulatory policies or tax guidelines, particularly with respect to corporations, RICs or BDCs;

•	inability to qualify as a RIC;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of HT Advisors’ key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

Prior to this offering, there has been no public market for our common stock, and there can be no assurance that an active trading market will develop or be sustained in the future or that the market price of our common stock will not decline below the initial public offering price. The initial public offering price of our common stock will be determined by negotiations between us and the underwriters and may not be indicative of the market price of our common stock after the offering. From time to time after the offering, there may be significant volatility in the market price for our common stock. Our quarterly operating results, changes in general conditions in the economy or the financial markets, or other developments affecting us or our competitors, could cause the market price of our common stock to fluctuate substantially. In addition, in the recent past, the stock market has experienced significant price and volume fluctuations. See “Risk Factors — The strength and liquidity of U.S. and global financial institutions and financial systems are uncertain; lack of financial strength and liquidity may have a material adverse effect on us, on our ability to implement our business plan and on the management companies in which we intend to invest.” This volatility has affected the market prices of securities issued by many companies for reasons unrelated to their operating performance and may adversely affect the price of our common stock.

Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our net asset value, but will depend upon the market price of the shares at the time of sale. We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and commissions and offering related expenses. Therefore, our shares may be more appropriate for long-term investors than for investors with shorter investment horizons and should not be treated as trading vehicles. Also, shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Investors in this offering will incur immediate and substantial dilution upon the closing of this offering.

We expect the initial public offering price of our shares to be higher than the book value per share of our outstanding common stock. Accordingly, investors purchasing shares of common stock in this offering will pay a price per share that exceeds the tangible book value per share after this offering.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon consummation of this offering, we will have [ • ] shares of common stock outstanding (or [ • ] shares of common stock if the over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Special Note Regarding Forward-Looking Statements

This prospectus contains “forward-looking statements.” These statements concern beliefs, projections, plans, strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our management companies;

•	the return or impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our management companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our management companies;

•	the competitive environment;

•	our ability to retain key personnel;

•	industry trends;

•	general economic conditions;

•	continued compliance with government regulations;

•	legislation or regulatory requirements or changes affecting the businesses in which we are engaged;

•	the outcomes of government or third party reviews, inquiries, investigations and related litigation; and

•	the ability of HT Advisors to locate suitable investments for us and to monitor and administer our investments.

We use words such as “may,” “will,” “should,” “seek,” “estimate,” “could,” “project,” “continue,” “anticipate,” “believe,” “expect,” “intend” and similar words or expressions to identify forward-looking statements. Although we believe the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and other contingency language included in this prospectus. We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements.

Use of Proceeds

We estimate that the net proceeds we will receive from the sale of [ • ] shares of our common stock in this offering will be approximately $[ • ] (or approximately $[ • ] if the underwriters fully exercise their over-allotment option), in each case assuming an initial public offering price of $[ • ] per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting the underwriting discounts and commissions of $[ • ] payable by us and estimated organizational and offering expenses of approximately $[ • ] payable by us.

We expect to use approximately $200 million from the net proceeds of this offering to fund our initial investments in approximately eight management companies described under “Business — Prospective Management Companies.” We also plan to invest in approximately ten additional management companies in accordance with our investment objective and the strategies described in this prospectus within 12 months after the completion of this offering using the remainder of the proceeds from this offering and the proceeds from a senior credit facility into which we intend to enter. See “Obligations and Indebtedness.”

We intend to invest primarily through GP loan investments, GP equity interest investments and IM interest investments in emerging management companies. Pending such investments, we will invest the net proceeds of this offering primarily in cash, cash equivalents and temporary investments. These securities may earn yields substantially lower than the income that we may receive once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we plan to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

Distribution Policy

We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors.

To avoid corporate-level federal income taxation, we must distribute an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. To avoid certain excise taxes imposed on RICs, we must distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income and gains realized, but not distributed, in preceding years. In addition, although we currently intend to distribute realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. The consequences of a RIC’s retention of net capital gains are as described under “Certain U.S. Federal Income Tax Considerations.”

We cannot assure you that we will achieve results that will permit the payment of any cash distributions and, if as expected, we incur indebtedness or issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Investment Company Act. Our distributions may also be limited by the terms of any of our borrowings.

We plan to maintain an “opt out” dividend reinvestment plan for our stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

Capitalization

The following table sets forth our capitalization at December 31, 2008 (i) on an actual basis and (ii) as adjusted to give effect to the sale of [ • ] shares of our common stock in this offering, assuming an estimated offering price of $[ • ] (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus) per share, after deducting the underwriting discounts and commissions payable by us and estimated organizational and offering expenses payable by us. You should read this table together with “Use of Proceeds” included elsewhere in this prospectus.

As of December 31, 2008
	Actual	As adjusted (1)
Assets:

Cash and cash equivalents	$[ • ]	$[ • ]
Stockholders’ equity:

Common stock, par value $0.001 per share, 100,000 shares authorized, [ • ] shares issued and outstanding, actual (100,000,000 shares authorized, [ • ] shares issued and outstanding, as adjusted)	[ • ]	[ • ]

Capital in excess of par value	[ • ]	[ • ]

Total stockholders’ equity	$[ • ]	$[ • ]

(1)	Excludes the underwriter’s over-allotment option of [ • ] shares.

Management’s Discussion and Analysis of Financial Condition and Expected

Results of Operation

Overview

HT Capital was incorporated under the Maryland General Corporation Law in 2008. We have filed an election to be regulated as a BDC under the Investment Company Act. As such, we will be required to comply with certain regulatory requirements. For instance, we will have to invest at least 70% of our total assets in “qualifying assets,” including registered investment advisers, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. Additionally, we intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code, although no assurance can be provided that we will meet the requirements for treatment as a RIC in any given taxable year. This offering will significantly increase our capital resources.

Revenues

We plan to generate revenue through: (i) our GP loan investments, in the form of interest income; (ii) our IM interest investments, in the form of contractual rights to receive gross fee revenues paid to HT Capital as dividends from a taxable entity (through which such gross fees pass); and (iii) our GP equity interest investments, in the form of general partner incentive compensation and capital gains, if any, on any revenue, profit or sales interests that we hold in our management companies.

We expect our GP loan investments to have average maturities of three to five years. Each general partner will be required to use the proceeds of the GP loan investment to invest in the hedge fund(s) it manages. Interest on the GP loan investments will generally be payable quarterly, with the principal amount of the loan generally due at the maturity date, but callable by us, in whole or in part, before the maturity date based on certain covenants with respect to compliance with historic investment management criteria. A call by us would cause the general partner to redeem all or a portion of the principal from the advised fund’s general partner interests to repay our principal. Generally, the terms of our GP loan investments will contain restrictions on the ability of the general partner to distribute to itself gains resulting from the general partner’s investment in the underlying hedge fund. Typically, we will seek to require that a portion of such gains be reserved to support the obligation of the general partner to repay our GP loan investments.

In conjunction with our GP loan investments, we intend to make IM interest investments and GP equity interest investments. Our IM interest investments will grant us a contractual right in a portion of the management fees charged on external assets under management. We generally expect to form taxable subsidiaries to make or hold the IM interest investments where the income from such investments could prevent us from qualifying or maintaining our status as a RIC. Our GP equity interest investment will grant us direct participation in any allocations received in respect of performance compensation received by the general partner from the underlying fund (we do not intend to recognize revenue in respect of our share of such performance allocations until earned, generally at the end of such general partner‘s fiscal year). Our GP equity interest investment generally will also include the right to participate in the proceeds of a sale of a general partner, although we believe this occurrence is unlikely.

Expenses

Our primary operating expenses will include the payment of investment management fees, incentive fees and overhead expenses. The investment management fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. See “Management — Investment Advisory and Management Agreement.” We will bear all other costs and expenses of our operations and transactions, including those relating to: organization; calculating our net asset value (including the cost and expenses of an independent valuation firm); expenses incurred by HT Advisors payable to third parties, including agents, consultants or other advisors in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective management companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; administration fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent we are covered by any joint insurance policies, our allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us in connection with administering our business, such as our overhead, including rent and the cost of our other officers and their respective staffs.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we will also fund a portion of our investments through borrowings and issuances of senior securities. Our primary use of funds will be investments in management companies and cash distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources of approximately $ [ • ] million and no indebtedness. These amounts do not take into account the exercise of the over-allotment option. See “Use of Proceeds.”

Contractual Obligations

We intend to enter into an investment advisory and management agreement with HT Advisors, pursuant to which HT Advisors will agree to serve as our investment adviser. Payments made pursuant to the investment advisory and management agreement in future periods will be equal to (1) 2.0% of our total assets deployed in our investments (including assets purchased with borrowed funds, if any, but excluding cash, cash equivalents and temporary investments) and 1.0% of our assets held in cash, cash equivalents or temporary investments and (2) an incentive fee based on our performance. See “Management — Investment Advisory and Management Agreement.”

We intend to enter into an administration agreement with HT Administrator, to furnish us with office facilities, together with equipment and clerical, accounting, financial reporting and record keeping services at such facilities. Payments under the administration agreement are based upon our allocable portion of overhead, including rent, and other expenses incurred by HT Administrator in performing its obligations under the administration agreement. See “Management — Administration Agreement.”

The investment advisory and management agreement and the administration agreement may each be terminated by either party without penalty upon 60 days’ written notice to the other.

In order to make investments in additional management companies, we intend to enter into a senior credit facility within 60 days after consummation of this offering. While we have no commitments or understandings with respect to such a credit facility, we have had discussions with certain financial institutions regarding their willingness to provide such a credit facility in an amount up to $175 million. We cannot assure you that we will be able to obtain a credit facility at all or on terms acceptable to us. We expect to be required to meet various financial and operating covenants required by the credit facility. See “Obligations and Indebtedness.”

Obligations and Indebtedness

With certain limited exceptions, we will only be allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our investment adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. Consistent with our long-term investment strategy, we intend to enter into a senior credit facility within 60 days after consummation of this offering. While we have no commitments or understandings with respect to such a credit facility, we have had discussions with certain financial institutions regarding their willingness to provide such a credit facility in an amount up to $175 million. We cannot assure you that we will be able to obtain a credit facility at all or on terms acceptable to us.

We will be required to meet various financial and operating covenants required by the credit facility. These covenants will require us to maintain certain financial ratios, including debt to equity, interest coverage and a minimum net worth. We expect that the credit facility will also limit our ability to declare dividends if we default under certain provisions. See “Risk Factors — We will be subject to corporate-level income taxes if we are unable to meet the requirements imposed by Subchapter M of the Code,” “Risk Factors — Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital,” “Risk Factors — If we incur indebtedness or issue senior securities we will be exposed to additional risks, including the typical risks associated with leverage,” and “Risk Factors — There are significant potential conflicts of interest that could impact our investment returns.”

Business

General

HT Capital is a newly organized, closed-end, non-diversified management investment company incorporated in Maryland that has filed an election to be regulated as a BDC under the Investment Company Act. Additionally, HT Capital intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. HT Capital’s principal investment objective is to generate both current income and capital appreciation through investments in U.S. investment managers and related entities which manage hedge funds in various stages of early development, where we believe the supply of capital is currently limited and the investment opportunities are attractive.

Hedge funds are typically organized as limited partnerships or limited liability companies. We refer to the general partners and managing members that control these hedge funds as general partners. These general partners typically delegate the day-to-day responsibility for the portfolio management of the hedge funds to external managers, which we refer to as investment managers. We collectively refer to these general partners and investment managers, which are typically affiliated with each other, as management companies.

We expect to contribute to the growth of management companies by making three types of investments: (i) we will purchase a contractual right from the investment manager that will entitle us to receive a portion of the gross management fees earned by such manager from the hedge fund(s) it manages, which we refer to as the IM interest investment; (ii) we will make an equity investment in the general partner in exchange for a non-voting minority ownership interest in such general partner, which we refer to as the GP equity interest investment; and (iii) we will make a senior loan to the general partner, which we refer to as the GP loan investment, the proceeds of which will be invested by the general partner in its underlying hedge fund(s) to increase the assets under management of such fund. We expect that the principal amounts of our GP loan investment will generally range between $5 million and $50 million (although we will not be restricted to such range), and will have average maturities of three to five years. The IM interest investment and the GP equity interest investment will be used together as working capital to support costs associated with their operations, compliance, financial reporting, risk management, marketing and client servicing, together with the addition of key personnel.

We will focus our investments in emerging management companies domiciled in the United States. We expect the hedge funds advised by these emerging management companies to represent a broad range of investment strategies. We generally define “emerging” management companies as those with less than $100 million of assets under management or less than three years of performance history. In order to be successful, we believe that emerging management companies need to develop business plans that provide for realistic investment milestones and a stable budget to support their investment activities. We believe that our investments can enhance a management company’s prospects for generating positive returns, increasing assets under management and establishing operational best practices.

We plan to diversify across the following three distinct stages of emerging management companies:

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“Incubation-stage” management companies, which will generally have few or no assets under management at the time of our investment, but may have, for example, an investment manager who recently came from the trading desk of a larger firm or established an investment track record in another firm’s name. We generally expect to make a GP loan investment of between $5 million and $10 million to the general partner of each incubation-stage management company along with GP equity interest investments and IM interest investments typically totaling about $1 million.

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“Early-stage” management companies, which will generally have an investment track record of between 6 months and 24 months and between $5 million and $25 million of assets under management at the time of our investment. We generally expect to make a GP loan investment of between $10 million and $25 million to the general partner of each early-stage management company together with GP equity interest investments and IM interest investments typically totaling between $1 million and $2 million.

•

“Acceleration-stage” management companies, which will generally have an investment track record of between two and three years and between $25 million and $100 million of assets under management at the time of our investment. We generally expect to make a GP loan investment of between $25 million and $50 million to the general partner of each acceleration-stage management company together with GP equity interest investments and IM interest investments typically totaling between $1 million and $2 million.

Prior to the consummation of this offering, we intend to enter into binding definitive agreements with approximately eight emerging management companies, as described in “Business — Prospective Management Companies,” for an aggregate investment of approximately $200 million (comprised of approximately $190 million of GP loan investments and approximately $10 million of GP equity interest investments and IM interest investments). See “Prospective Management Companies.” We are also in discussions with a number of additional management companies for investments which we will seek to consummate with definitive agreements within 12 months after the completion of this offering using the remainder of the proceeds from this offering and the proceeds from a senior credit facility into which we intend to enter. See “Prospective Management Companies.” Each of our proposed investments is contingent upon such investment complying with our investment policies and procedures, execution of definitive documentation satisfactory to us, the completion of this offering, and, with respect to the additional investments referred to above, obtaining a credit facility on terms and conditions acceptable to us. There is no guarantee that we will consummate any of these investments.

While our primary objective is to generate both current income and capital appreciation through investments in U.S. management companies focused on hedge funds in various stages of development, we also may invest up to 30% of our total assets in opportunistic investments. These investments may include equity investments in mature investment managers, investments in private equity or securities of public companies that are not thinly traded, and securities of companies located outside of the United States.

As a BDC, we will be required to comply with certain regulatory requirements. While we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. See “Regulation.” We intend to borrow funds to make additional investments; however, we do not expect to use debt until the proceeds of this offering have been substantially invested. We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code, although no assurance can be provided that we will meet the requirements for treatment as a RIC in any given taxable year. See “Certain U.S. Federal Income Tax Considerations.”

Our Investment Adviser

Our investment activities will be managed by HT Advisors, a newly-formed investment adviser that is registered under the Advisers Act and supervised by our board of directors. Under our investment advisory and management agreement, we intend to pay HT Advisors a quarterly management fee based on our total assets, as defined under the Investment Company Act, and an incentive fee based on our performance. See “Management — Investment Advisory and Management Agreement.”

HT Advisors is a joint venture between HARDT and Tuckerbrook, both of which are registered investment advisers under the Advisers Act and have eight years of combined experience investing in hedge fund strategies and assisting hedge fund management companies.

We believe that HT Advisors will be able to provide us with attractive investment opportunities by accessing HARDT’s and Tuckerbrook’s current investment platforms, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms. In addition to investment prospects developed through investor networks, we believe that HT Advisors brings together the respective strengths of HARDT and Tuckerbrook: HARDT’s focus on management company selection, allocation and portfolio monitoring, and Tuckerbrook’s focus on transaction development, business planning, marketing and managerial assistance. We expect that the combination of these skill-sets will benefit us in supporting our investment selection process and structuring our investments in each management company. We believe that the combined experience of the principals of HT Advisors will afford HT Capital a competitive advantage in identifying and investing in emerging management companies with the potential to generate positive returns. HT Capital will also have access to approximately 17 investment professionals and to 15 administrative professionals employed by HARDT GROUP and Tuckerbrook. The administrative professionals will provide assistance in accounting, legal, compliance and investor relations. See “Investment Adviser.”

Senior principals from HARDT and Tuckerbrook have substantial alternative investment experience and have worked together for approximately four years. HARDT is an investor in Tuckerbrook as a member of Tuckerbrook’s general partner, Tuckerbrook Alternative Investments, LLC. In addition, HARDT has invested in three emerging hedge fund strategies developed and launched by Tuckerbrook.

About HARDT. HARDT is a New York-based registered investment adviser of the HARDT GROUP, founded in 2004, with affiliate offices in Vienna, London and Zug. The HARDT GROUP currently has 19 employees and, as of December 31, 2008, has approximately $780 million of assets under management. HARDT GROUP specializes in originating and managing investments in hedge funds and private equity managers seeking to create robust fund-of-funds portfolios, including early-stage hedge fund portfolios that seek to produce absolute returns. HARDT GROUP invests in managers advising a wide range of hedge fund strategies, including long/short equity, event driven, multi-strategy, global macro, convertible arbitrage, fixed income, equity market neutral, dedicated short bias, managed futures and private equity. HARDT GROUP’s investment approach is based upon a top-down and bottom-up analysis of hedge fund and private equity investment managers, with a focus on creating portfolios that maximize returns and preserve capital through diversification, risk management and active portfolio oversight. HARDT GROUP’s clients include corporate pension funds, endowments and foundations. HARDT GROUP’s senior principals have an average of over 20 years of experience investing in managers of hedge funds and private equity.

About Tuckerbrook. Tuckerbrook is a Massachusetts-based registered investment adviser, founded in 2003, with affiliate offices in Connecticut and New York. As of December 31, 2008, Tuckerbrook and its affiliated companies currently have 15 employees and manage early stage hedge funds and funds-of-funds with approximately $130 million in assets under management. Tuckerbrook and its affiliated companies also managed a now fully-invested $104 million private equity fund-of-funds for which Tuckerbrook owns a majority of the incentive fee distribution from the fund. Tuckerbrook is focused exclusively on alternative investments with the goal of developing new hedge fund and fund-of-funds products. Tuckerbrook’s approach is to identify new product opportunities and then to organize and incubate hedge fund and fund-of-funds managers that focus on those opportunities. Tuckerbrook provides support to these funds by: (i) investing in their general partners and their investment advisers; (ii) providing personnel, infrastructure and client service to the general partners of the funds; and (iii) raising capital for its own branded hedge funds. Large pension funds, funds-of-funds, foundations, endowments, family offices and other wealth management platforms have invested in Tuckerbrook’s funds.

Industry Overview

Background

The asset management business involves managing investments on behalf of third parties in exchange for contracted fees and other income. The asset management industry can be broadly split into two categories: traditional asset management and alternative asset management.

Traditional asset management is based on managing long portfolios of actively-traded equity, fixed income and/or derivative securities with the investment objectives of total return, current income, capital appreciation or replicating the returns of a specific index. In the United States, these portfolios include: (i) investment companies registered under the Investment Company Act, such as mutual funds, closed-end funds, or exchange-traded funds; or (ii) separate accounts managed on behalf of institutions or individuals. The managers of such portfolios in the United States are usually registered with the SEC under the Advisers Act. Managers of such traditional asset management portfolios are generally compensated on a monthly or quarterly basis at a contracted fee based on assets under management, generally without regard to the performance generated by the investments in the portfolio.

Alternative asset management, in contrast to traditional asset management, is based on a variety of investment strategies such as private equity, commodity and hedge fund approaches that have a common objective of absolute performance within certain risk parameters. Alternative asset fund portfolios are typically exempt from registration with the regulatory authorities, and the management companies that advise such funds may or may not be registered with the SEC under the Advisers Act. Management companies that advise alternative asset portfolios typically earn management fees based on the value of the assets they manage and, unlike traditional asset managers, earn incentive fees on the performance of fund investments. As a result, alternative asset managers generally seek to produce consistent absolute returns — which are less correlated to stock market indices — by actively hedging market risk and improving the risk-adjusted returns of their portfolios. Unlike traditional asset managers, alternative asset managers generally do not restrict their styles or measure their performance against benchmark indices.

Hedge funds are viewed as a subset of alternative asset management and are generally differentiated from private equity by the more liquid characteristics of their underlying assets. Because hedge funds are not subject to the investment restrictions of the Investment Company Act, they invest in a much broader range of asset classes than traditional collective investment vehicles, such as mutual funds. Hedge fund asset management includes the following strategy classes: long/short equity hedge, event driven, multi-strategy, global macro, fixed income/convertible arbitrage, equity market neutral and managed futures.

Market Environment

Although financial market conditions have been favorable for asset managers for a number of years, debt market conditions began to deteriorate in mid-2008 as the United States experienced considerable turbulence in the housing and sub-prime mortgage markets, which negatively affected other fixed income markets. The difficult conditions in the fixed income markets prompted lenders to cease committing to new senior loans and other debt, which, in turn, made it extremely difficult to refinance existing debt. As the turbulence continued and its intensity increased, equity market conditions also began to deteriorate in the latter part of 2008, as concerns of an economic slowdown began to affect equity valuations. The resulting reduction in liquidity and increase in volatility caused several commercial and investment banks, hedge funds and other financial institutions to reduce the carrying value of some of their fixed income holdings, which further reduced the liquidity of debt and, to a lesser extent, equity instruments. Continuing write-downs have contributed to the recent wave of significant events affecting financial institutions, including the insolvency of Lehman Brothers, the government’s placing Fannie Mae, Freddie Mac and AIG under its supervision, the government’s infusion of capital into Citigroup and other financial institutions, and the announced distressed sales of all or portions of Bear Stearns, Merrill Lynch, Wachovia and Washington Mutual. Additional failures of financial institutions, particularly those who serve as counterparties for derivatives and other financial instruments would have a meaningfully negative impact on the financial markets.

As a result of the material depreciation in asset values, greater price volatility, counterparty consolidation, and weaker economic conditions around the globe, there is currently significantly less capital available in the global debt and equity markets compared to recent years. The United States and other governments have taken a number of significant steps to improve market conditions, but we cannot predict the future stability or liquidity of these markets. In general, these conditions have contributed to increased redemption requests from investors throughout the asset management industry, including hedge funds.

Hedge Funds

According to the Lipper Tass Asset Flows Report, global assets under management in hedge funds at the end of the third quarter of 2008 were approximately $1.5 trillion, which represented just over 2% of the total asset management business.

Types of Investment Strategies and Assets Under Management (AUM)

(as of September 2008)

Long/Short Equity Hedge ($433 billion AUM): Managers making stock selections and capturing directional moves in the equity markets.

Event Driven ($245 billion AUM): Managers exploiting valuation disparities created by corporate transactions: spin offs, mergers, takeovers, restructurings, liquidations and stock buybacks.

Multi-Strategy ($272 billion AUM) : Managers making global markets allocations across multiple strategies: convertible bond arbitrage, fixed income arbitrage, statistical arbitrage, equity relative value, long/short equity, event driven strategies or other specialized arbitrage/hedging strategies.

Global Macro ($159 billion AUM) : Managers utilizing macroeconomic forecasts or quantitative models in a variety of global markets, such as equities, fixed income, currencies and commodities.

Fixed Income ($83 billion AUM) : Managers doing (i) fixed income arbitrage, pricing inefficiencies between related fixed income securities and directional moves in interest rates; and (ii) credit long/short, taking positions in the credit sensitive portion of fixed income markets.

Equity Market Neutral ($64 billion AUM) : Managers taking positions with long stocks hedged by short stocks within the same related sector, industry or market so that the price arbitrage of the long and short positions are market neutral.

Managed Futures ($133 billion AUM) : Managers taking positions on the rising and falling rates of futures contracts (and other derivatives) in stocks, bonds, indexes, currencies or commodities.

Other ($126 billion AUM) : Managers employing convertible arbitrage, emerging markets or dedicated short bias strategies.

Source: Lipper Tass Asset Flows Report — Hedge Funds Third Quarter 2008.

According to the Lipper Tass Asset Flows Report, hedge fund assets under management have grown at an average compound rate of over 25% per year for more than a decade, from $50 billion at the end of 1993 to approximately $1.6 trillion in June 2008. The Lipper Tass report indicates that all hedge fund strategies have experienced strong capital formation growth rates in the last 15 years, with long/short equity hedge funds, event driven funds, and multi-strategy hedge funds driving most of that growth. However, since the third quarter of 2007 through June 2008, there was a general slow-down in the inflows to hedge funds. Since June 2008, hedge funds have experienced a reversal of asset growth, as investors have sought liquidity in response to the severe dislocations described above. See “Market Environment.” In the third quarter of 2008, there were $18.6 billion of asset outflows, coming principally from event-driven, long/short equity hedge, and multi-strategy hedge funds. In a November 2008 research report, Morgan Stanley projects that hedge fund assets under management in January 2009 will be 35% to 45% lower than the $1.6 trillion peak in June 2008.

Hedge Fund Asset Flows by Strategy

December 1993 – September 2008

We believe investors have recently begun reducing the amount of capital they are allocating to hedge funds, and certain alternative asset investment products, for two reasons:

•	Challenging market conditions have reduced the returns generated by hedge funds.

•	The lack of available credit has prompted many investors to maximize their cash holdings.

Because the terms of many hedge funds allow investors to redeem their capital periodically (as opposed to most private equity funds, which limit an investor’s ability to redeem), investors have begun redeeming their investments at rates that are generally higher than redemptions rates in previous years.

The reduction in asset flows is expected to be accompanied by a reduction in the number of hedge funds in the market and a restructuring of allocations to the stronger performing hedge funds. According to a PerTrac Hedge Fund Database Study, which quantified and analyzed hedge funds by assets, there were approximately 7,500 hedge funds in 2006. We cannot speculate about the number of hedge funds that have or will cease operations as a result of the volatility in the financial markets. However, asset redemptions may further affect the investment decisions of fund managers and impair the viability of certain hedge funds. Hedge funds that do not have sufficient cash on hand to meet redemption requests may be forced to either sell assets at distressed prices in order to generate cash or take other measures. Nonetheless, we believe investors are readily differentiating between strategies that are well managed and employ effective hedging techniques and those that are not well managed or employ effective hedging techniques.

While short term disruptions in the markets with respect to equity prices, interest rates, credit spreads, and other factors, including liquidity, may adversely affect the hedge fund industry in the short term, we believe such disruptions may present significant new opportunities for investment, particularly for managers who have outperformed the market and their hedge fund peers in 2008.

The November 2008 Morgan Stanley report projects that the decline in hedge fund assets will continue through mid-2009, but recover to $1.6 trillion by the end of 2009. We express no opinion with respect to this or other projections and do not know how much (if any) investor money will return to the hedge fund industry. We believe, however, that the long-term drivers for hedge fund growth are still in place.

Institutional Demand. The main driver of hedge fund growth through June 2008 has been increasing demand from institutional investors such as endowments and foundations, corporate and public pensions and insurance companies. According to McKinsey & Company’s “The Asset Management Industry in 2010” report, 28% of hedge fund investors in 2004 were institutions versus 72% high net worth investors. According to the same report, the institutional share in 2008 is expected to be approximately 53%.

Higher institutional demand has been driven by several factors. More conservative institutional investors, such as U.S. pensions, expected hedge funds to provide steady market-neutral income streams necessary to pay longer-living retirees. More aggressive investors, such as endowments, looked to hedge funds to generate significant excess returns. Overall, institutional investors viewed hedge funds as an asset class less correlated to traditional asset classes and, as the hedge fund industry matured, became more comfortable increasing hedge fund allocations in their portfolios. In particular, we believe that institutions increasingly viewed long/short equity hedge, event driven and equity market neutral strategies as replacements to their long-only equity portfolios. We believe the stature of hedge funds as replacements for long-only portfolios has not been materially undermined by the current financial crisis. According to Hedge Fund Research, for example, the average hedge fund performance decline in 2008 was -18.3%, exceeding the S&P 500 return of -37.0% for the same period.

Despite rapid institutional growth in hedge funds, and notwithstanding the current outflows, we believe there is evidence that institutions are in the “early adoption” stage of hedge fund investing. A research study by Casey, Quirk & Associates suggested that as of October 2006, only 15% of institutions globally had a hedge fund investment, although this varied by region. In the United States, half of endowments and foundations, as of October 2006, were invested in hedge funds, while the rate is 10% among U.S. defined benefit plans. Outside the United States, use of hedge funds is still limited to only the largest institutions. According to the Casey study, at the end of 2005, the United States had over 41% of the global institutional hedge fund assets.

Alpha and Beta Mandates. As institutions began to embrace investments in hedge funds in the past five years, they also began to drive a convergence between their allocations to traditional asset managers and hedge fund managers. Institutional sponsors were no longer awarding mandates strictly along the lines of traditional equity and fixed income classes. Instead, they selected managers on their ability to consistently generate alpha (idiosyncratic or excess returns attributable to manager skill) or to provide less expensive sources of beta (market-based returns). According to a 2005 JPMorgan survey, about 40% of all large pension sponsors constructed their portfolios with the aim of achieving specific risk and return objectives, using alpha and beta as the building blocks. Hedge funds, which are less constrained than traditional asset managers, positioned themselves to provide and receive compensation for alpha through incentive fees. We believe that a longer-term consequence of mandates that separate alpha and beta is that only true alpha generators will continue to command premium fees.

Demand for Effective Hedging. An important component of returns attributable to manager skill is hedging market downturns. The market environment in September and October 2008 were historic tests of the ability of hedge funds to demonstrate their ability to reduce their portfolio beta exposure and limit market-based losses. We believe investors are readily differentiating between strategies that employ effective hedging techniques and those that do not.

Demand for Transparency. The institutionalization of the alternative asset management industry is also pressuring hedge fund managers to develop more robust infrastructures, as large institutional investors require greater transparency and robust risk management systems.

Emerging Hedge Fund Managers

Although investors perceive higher risk with emerging hedge funds compared to larger funds, we believe those emerging managers that have strong performance and survived redemptions in 2008 will be in a strong competitive position to attract capital when investors return to the market.

We generally define emerging managers as those with less than $100 million of assets under management or less than three years of performance history. According to a quantitative study of hedge fund databases from Lazard Asset Management (Alternative Asset Strategies: Early Performance in Hedge Fund Strategies), in 2002, hedge funds with less than three years of performance tended to perform better and produce more alpha than older hedge funds without necessarily adding to the volatility of returns. The 2005 Emerging Manager Out-Performance study from HFR Asset Management stated that some of the key factors contributing to better performance include:

•	greater incentive of emerging managers to outperform their peers to attract assets;

•	the nimble nature of smaller funds to focus on their best investment ideas; and

•	the tendency of emerging managers to focus specific expertise to niche strategies and exposures.

According to the PerTrac Hedge Fund Database Study, hedge funds under $100 million accounted for approximately 70% of all managers in 2006. The hedge fund industry has been fragmented on the lower end of the assets under management range primarily because barriers to entry are relatively low for new managers. According to a 2002 study by Gimbel, Gupta & Pines, the number of new hedge fund launches increased during the 1990s and, from 1993 to 2001, averaged about 188 new hedge funds per year.

The 2005 HFR Asset Management study found that emerging funds had a lower failure rate than older funds, as funds in their first year averaged approximately a 10% failure rate, compared to funds in their second or third years, which averaged failure rates in excess of 14%. The mortality rates for funds in their fifth or later years declined below 10%. These statistics are consistent with the experience of HARDT and Tuckerbrook with incubating emerging hedge fund managers.

While we believe there is significant upside potential for investing in emerging management companies, there are also increased challenges faced by such management companies. According to HFR Asset Management, the primary challenges faced by these funds are:

•	they must establish a distinguishing investment track record in order to attract assets; and

•	they frequently have limited infrastructure and often operate below break-even levels.

Another study, by The Capital Markets Company in 2003, found that the majority of hedge fund failures resulted from the following key operational issues:

•	inadequate resources (technology, processes or personnel unable to handle operating volumes);

•	misrepresentation of investments (false or misleading reporting on investment valuations);

•	misappropriations of funds (removal of money from the fund either to hide trading losses or outright theft); and

•	unauthorized trading and style breaches (investments made outside of stated fund strategy without investor approval).

Consistent with the findings of these studies, we believe that the substantial number of hedge funds with less than $100 million of assets under management suggests that barriers to entering the hedge fund business have in the past been relatively low for new managers. However, these emerging managers who pursue new investment strategies by launching a new fund have frequently found that it is a challenge to raise significant amounts of capital. In addition to the challenges presented by current economic conditions, we believe that the barriers to asset scalability in the first three years of performance are due to, among other things, the operational challenges described above. We believe that during the first three years of operations, many emerging management companies require:

•	additional assets invested in the fund(s) they manage, to maintain or accelerate asset gathering momentum;

•	additional working capital to support their capabilities in operations, compliance, financial reporting, risk management, marketing and client servicing; and

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business plans that provide for realistic milestones, a stable budget, access to top service providers and the hiring of operational and marketing talent to support the investment activities of their managers.

Our Growth and Investor Return Strategies

Our principal focus is to create long-term value for the stockholders of HT Capital, primarily by generating consistent returns through a diversified portfolio of investments in emerging management companies. Our growth and investor return strategies include the following:

Identifying and Investing in Talented Emerging Management Companies

We believe that our investment adviser’s research driven analysis, investment process, allocation model and risk management process will help us identify talented emerging management companies. Further, we believe that the challenging 2008 and likely 2009 investing environment will allow our investment adviser to more readily identify, with greater reliability, those emerging managers that have effective risk management and hedging skills, and are differentiated in terms of correlation and systematic risk. The challenging environment in 2008 has been a strong test, which we believe continues to separate those managers who possess the skill to hedge their market exposure and those that do not. For example, in rising markets, it is far easier to conceal weakness in short trading skills; however, in down markets, the absence of shorting skills is immediately evident. We intend to invest in those emerging management companies which we believe have investment acumen, in addition to possessing high standards of transparency, compliance and organizational best-practices. We intend to evaluate, support, monitor and help manage the operational risks associated with these emerging management companies.

Providing Three Forms of Investment to Emerging Management Companies

We intend to generally deploy our capital through the following three investment structures:

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GP Loan Investments. We intend to provide senior loans to general partners, the proceeds of which will be used by such general partners as investments in the funds that they manage. We believe that enabling a general partner to make a significant contribution to assets under management will help attract additional investors to the underlying funds, which will result in increased growth of assets under management and permit a timely repayment of our loan with applicable interest.

•	GP Equity Interest Investments. We intend to make equity investments in general partners in exchange for a non-voting minority ownership interest in such general partners.

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IM Interest Investments. We intend to purchase a contractual right from investment managers that will entitle us to receive a portion of the gross management fees earned by such manager from the hedge funds they manage. These investments will be made or held through our subsidiaries as described under “Management’s Discussion and Analysis of Financial Condition and Expected Results of Operation — Overview.” Through this investment, together with the GP equity interest investment, we will provide working capital for infrastructure support, including operations, compliance, financial reporting, risk management, marketing and client servicing, all of which will be monitored by our investment adviser. We believe this investment will help to reduce the management company’s risk of failure through operational issues and will also help to reduce the concerns of prospective new investors regarding firm business risk, resulting in an enhanced possibility for growth in assets under management for the management company.

We expect that these three forms of investments will provide us with four sources of potential value:

•	interest on the GP loan investments at a minimum rate of 8.5% annually, payable quarterly in cash;

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participation, through the GP equity interest investments, in the income of the general partners from their share of any incentive allocations made by the hedge funds they manage, which will increase to the extent of increases in profits in such funds;

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participation, through the IM interest investments, in the income of the investment managers from management fees paid by the hedge funds they manage, which will increase to the extent that external assets under management in such funds grow; and

•	participation in the exit value of the individual management companies and/or of HT Capital’s overall portfolio of investments in the management companies to the extent they are sold at a profit.

We may also make opportunistic investments in mature investment managers using a variety of investment structures. Our investment structure does not contemplate any payment-in-kind (“PIK”) interest or dividends, which represent non-cash earnings but qualify as taxable income. We believe that the structure of our investments will enhance a management company’s prospects for generating returns and facilitating the growth of its business.

Growing the Assets of the Funds Managed by Our Management Companies

We expect to invest in a diversified portfolio of management companies across several hedge fund strategies. After making our investments, we expect to monitor and support our management companies in their operations, compliance, risk management and marketing. By providing the management companies with appropriate and sufficient operational support, we believe they will be able to focus more consistently on generating investment returns and effectively scaling their operations to attract a larger and broader base of investors. The growth in external assets under management advised by our management companies is a primary driver of the value that could potentially be realized by our stockholders. We believe that this growth should increase income generated through our GP equity interest investments and IM interest investments and support the repayment of our GP loan investments.

Diversifying Our Investments in Management Companies by Developmental Stage and Investment Style

We expect to diversify our investments in management companies across various hedge fund strategies, including long/short equity, multi-strategy, event driven, global macro, fixed income, equity market neutral, credit/distressed, dedicated short and managed futures. Building a portfolio of varied hedge fund strategies is a fundamental aspect of our risk management strategy and is aimed at preserving stockholder capital in different economic and capital market cycles. In addition, we plan to diversify among incubation-stage, early-stage and acceleration-stage funds, further diversifying our business risk among emerging management companies at various stages of development and maturity. As we build our portfolio, we may raise additional capital to fund investments in additional management companies, enabling us to further diversify our portfolio and sources of revenues.

Offering Increased Liquidity When Accessing Emerging Management Companies

We believe that stockholders investing in a publicly-traded BDC benefit from significant liquidity advantages relative to investing in other emerging manager programs which typically have investor “lock-up” periods which are often greater than three years, during which time investors do not have the ability to redeem or transfer their investments, and after such “lock-up” periods redemption can be restricted.

Competitive Advantages

We believe the majority of traditional “seed” investors to new hedge funds are friends, family, former employers, or related high net worth individuals. While we compete with these investors for incubation-stage opportunities, our primary competitors for investments in emerging management companies will include public and private funds, commercial and investment banks, commercial financing companies and funds-of-hedge-funds. However, many of these competitors are dealing with the broader issues of the dislocation of asset values and the dramatic decrease in global liquidity. We believe that the general liquidity crunch, the prospect of weaker economic conditions around the globe, and the increased redemption requests from investors throughout the hedge fund industry will cause a reduction in the available capital for emerging hedge fund managers.

We believe we have the following competitive advantages over certain other capital providers:

Existing Investment Platform

HT Advisors, our investment adviser, will work with the same investment professionals who manage or have invested in a portfolio of investments at HARDT GROUP and Tuckerbrook (and its affiliated companies) in over 70 alternative asset managers. Since 2002, HARDT GROUP’s investment professionals have made investments in approximately 112 hedge fund managers employing a variety of hedge fund strategies.

Tuckerbrook’s investment professionals have over 17 years of early-stage operational and venture capital experience and, for more than five years, have focused on creating, structuring, building, administering, overseeing and raising capital for five of its own branded hedge fund and fund-of-funds strategies, the latter of which have invested in approximately 43 hedge fund and private equity managers.

The senior principals of HT Advisors have developed a strong reputation in the market for investing in emerging management companies. HT Advisors has access to research on over 1,000 hedge funds in the proprietary databases of HARDT GROUP and Tuckerbrook and over 7,500 hedge funds through subscription databases. HT Advisors, through HARDT and Tuckerbrook, expects to review annually over 250 new management company opportunities.

Disciplined Investment Philosophy

HT Advisors’ investment philosophy and portfolio construction will involve an assessment of the overall macroeconomic environment, attractiveness of prospective hedge fund markets and company-specific due diligence — based on a qualitative and quantitative analysis — that evaluates investment acumen, business planning and potential of the management company. Due diligence and monitoring of management companies are critical components of our investment process. We believe that our investment approach, and subsequent commitment of capital, will help management companies attract additional assets by preparing them for the due diligence that they will be subject to by institutions that invest in their hedge funds, which typically require extensive information regarding, among other things, management, past performance, fee structures and strategies.

Investment Approach Designed for Emerging Management Companies

Our three forms of investments offer an emerging management company the opportunity to both increase assets under management through our GP loan investment and to invest in its business plan and infrastructure through our IM interest investment and our GP equity interest investment. We believe this approach is unique to the industry. We also believe that, in most cases, public and private funds and funds-of-funds which invest in emerging management companies simply provide assets under management in exchange for reduced fees and an equity interest in the management company. In the experience of HARDT and Tuckerbrook, such structure generally does not provide sufficient fee income to fund the infrastructure requirements of a growing management company. Our focus, by contrast, is on providing direct working capital for specific compliance, operational and marketing capabilities that we collectively identify in the investment process. Our investment structure, in combination with our investment philosophy, intends to focus on positioning our management companies as attractive investment vehicles for large institutional allocators.

Availability and Stable Source of Public Capital to Management Companies

We will be investing the capital of a public company. We believe that capital of a public company will be viewed by management companies as a more stable and “permanent” source of funding than that which is provided by other emerging manager investment programs. While other emerging manager programs are typically subject to redemptions by their limited partners, we, as a public company will not be subject to redemptions from our investors. The stability of any management company’s assets under management is important to both operational stability (as assets generate income) and marketing credibility (as retention and growth of assets are key measures of success). We believe that the dramatic increase in hedge fund redemptions since June 2008 has underscored to emerging managers the potential adverse impact of broad based redemptions and the advantage of our more stable source of funding from the public market.

Many other emerging manager investors are private funds-of-funds whose capital is subject to redemption requests from their investors. Redemptions from a fund-of-funds can force an unexpected redemption from an underlying emerging manager regardless of such manager’s performance. We will not be subject to such redemption risk and therefore, we believe, we will be viewed as a more stable provider of capital by emerging management companies. We also believe that emerging management companies considering an investment from us will benefit from their identification with a public company. In particular, we believe that our reporting requirements pursuant to applicable federal securities laws will improve a management company’s credibility in the institutional investment community by providing increased transparency and will thereby enhance our management company’s ability to raise additional institutional assets.

Business and Marketing Support

Most institutional providers of capital to emerging management companies are private funds-of-funds that are typically passive third party investors. HT Advisors can offer operational expertise in all major aspects of hedge fund management. Our investment adviser intends to assist our management companies to develop and implement their business plans. This assistance may include identifying skilled professionals, providing introductions to prime brokers, administrators, auditors and other third party vendors, recommending risk and other operational systems, developing professional selling tools, providing access to Tuckerbrook’s proprietary institutional investor database of over 7,000 contacts, and assisting in the development of a comprehensive sales and marketing program.

Prospective Management Companies

Prior to the consummation of this offering, we intend to enter into binding definitive agreements with approximately eight emerging management companies, for an aggregate investment of approximately $200 million (comprised of approximately $190 million of GP loan investments and approximately $10 million in GP equity interest investments and IM interest investments).

We are also in various stages of preliminary discussions with a number of additional management companies for investments which we will seek to consummate with definitive agreements within 12 months after the completion of this offering using the remainder of the proceeds from this offering and the proceeds from a senior credit facility into which we intend to enter.

The only relationships between each prospective management company and us are the applicable definitive agreements. While we may make additional investments in these management companies, our aggregate investment in any one management company is not expected to initially exceed $50 million. Any such additional investments will be made in accordance with our investment policies and procedures.

The consummation of our prospective investments will be contingent upon the completion of this offering; satisfactory completion of our due diligence investigation of the prospective management company; our acceptance of the investment terms, structure and financial covenants; the execution and delivery of final binding agreements in forms mutually satisfactory to the parties; the receipt of any necessary consents; satisfaction or waiver of all applicable conditions precedent to the completion of the transactions and, with respect to the additional management companies, our ability to enter into an acceptable credit facility with adequate borrowing capacity. We cannot assure you that we will make any of these investments.

Investments

We intend to invest in management companies by making GP loan investments, GP equity interest investments and IM interest investments. We expect that we will provide GP loan investments initially ranging between $5 million and $50 million to the general partner of each management company, although the loan sizes may be more or less than this initial targeted range. In conjunction with the GP loan investments, we intend to make GP equity interest investments and IM interest investments ranging in total between $1 million and $2 million to each management company. The IM interest investments will generally be made or held through subsidiaries as described under “Management’s Discussion and Analysis of Financial Condition and Expected Results of Operation — Overview.”

GP Loan Investment

We expect that the GP loan investments will generally have maturities of three to five years and carry a fixed coupon. The general partners borrowing pursuant to the GP loan investments will typically be prohibited from incurring any indebtedness out of the ordinary course of business. The proceeds of the GP loan investments may only be used to make investments in the funds managed by the general partner. The GP loan investments will be callable, in whole or in part, by us prior to maturity based on covenants linked to the investment performance, growth of assets under management and other covenants typically associated with senior debt investments. A call by us would cause the general partner to redeem all or a portion of the principal from the advised fund’s general partner interests to repay our principal. Generally, the terms of our GP loan investments will contain restrictions on the ability of the general partner to distribute to itself gains resulting from the general partner’s investment in the underlying hedge fund. Typically, we will seek to require that a portion of such gains be reserved to support the obligation of the general partner to repay our GP loan investments.

IM Interest Investments and GP Equity Interest Investments

IM interest investments and GP equity interest investments will generally be used to fund the working capital needs of the management company. In making the IM interest investment, we will purchase,

through a taxable subsidiary (as described below), a contractual right from the investment manager that will entitle us to receive a portion of the gross management fees earned by such manager from its underlying hedge fund(s) (by way of assignment of the related accounts receivable). The GP equity interest investment will allow us to make an equity investment in the general partner of the underlying hedge fund(s) in exchange for a non-voting minority ownership interest in such general partner. The GP equity interest will entitle us to receive a share of the performance allocations or fees to which such general partner would be entitled to receive from such underlying hedge funds.

The funds used to make the IM interest investment and the GP equity interest investment will be used by the general partner and the investment manager as working capital in accordance with a mutually agreeable business plan to be developed between us and the management company.

We generally expect to form taxable subsidiaries to make or hold the IM interest investments where the income from such investments could prevent us from qualifying or maintaining our status as a RIC. We will generally hold approximately 99% of the economic interest in each such subsidiary (while the underlying investment manager holds the remainder) and the underlying investment manager will generally hold approximately 99% of the voting interest in each such subsidiary (while we hold the remainder). Although we generally do not expect income from the GP equity interest investments to prevent us from qualifying or maintaining our status as a RIC, in circumstances in which particular GP equity interest investments raise such a concern, such interests may be held through a taxable subsidiary. Prior to investment, we will agree with the principals of the investment manager on specific milestones in the areas of operations, risk management, compliance and/or marketing that will be funded. Our investment adviser will monitor these milestones and provide managerial assistance where needed.

Investment Selection

Philosophy

Our goal is to create a robust, high-growth portfolio of management companies using a combination of top-down and bottom-up analysis:

•	top-down assessment of the overall macroeconomic environment and financial markets affecting hedge fund strategies, with emphasis:

•	on the existence of strong evidence that the management company’s trading strategy is well positioned for the current or near-term economic and financial market environment; and

•	confirming that other investors are actively allocating to the strategy or will relatively soon.

•	bottom-up assessment of each management company, to evaluate:

•	investment considerations, such as an investment manager’s proven experience, investment acumen, capacity for asset growth and highly liquid investment strategy; and

•

business considerations, such as a healthy culture, appreciation of business planning, credible business budgeting, willingness to expand team, commitment to full transparency, risk management, compliance and ability to market strategy.

Investment Process

Our investment philosophy combines both qualitative and quantitative approaches to sourcing, evaluating, selecting and monitoring a portfolio of U.S.-based management companies. The goal of our investment process is to produce absolute returns with less volatility relative to stock market indices and to grow assets significantly over time.

Sourcing. We believe we will be able to access emerging management companies through many sources, including: industry contacts, third party marketers, existing manager references, prime broker capital introduction groups, conferences and direct calls from managers. Additionally, our investment adviser, through HARDT GROUP and Tuckerbrook, currently maintains research on over 1,000 hedge funds in the proprietary database of HARDT GROUP and Tuckerbrook, and over 7,500 hedge funds through subscription databases. As a result, each year, HARDT GROUP and Tuckerbrook typically meet with over 250 new early-stage opportunities. We believe that our investment adviser’s extensive contacts and sources will generate investment opportunities for us.

Due Diligence. The due diligence process by which our investment adviser evaluates management companies will typically require three to five meetings with representatives of a management company over a period of approximately two to three months.

•

Investment Screen. During the initial meeting with a management company, our investment adviser will assess ownership, staff, risk management, assets under management, products, principal commitment (both time and assets), structure of current portfolio, capacity, performance volatility and drawdown. For management companies which we believe warrant further investigation, our investment adviser will conduct qualitative screens of their offering memoranda, redemption criteria, lockups, penalties, legal structure and financial statements. Our investment adviser will also perform quantitative screens, in which it will utilize a portfolio optimizer to analyze a manager’s correlation, factor exposure and strategy exposure with existing managers in our portfolio.

•

Operational Screen. Concurrent with or following the investment screen, our investment adviser will hold several meetings to evaluate business operations and evaluate deficiencies. Our investment adviser will conduct several on-site visits in the manager’s office where it will conduct in-depth interviews with the management company’s investment personnel, and, to the extent they are in place, the chief financial officer, chief operating officer and other key back-office employees to discuss trading, operations, settlement processes, position reconciliation, cash management procedures and internal and external compliance procedures for the hedge fund. Our investment adviser will also evaluate personal trading restrictions, soft dollar arrangements, conflicts of interest and transparency limitations. Our investment adviser will perform background and reference checks and verification calls to managers, prime brokers, administrators and legal counsel. Finally, our investment adviser will review the management company’s business plans and budget, to the extent they exist.

Our investment process generates several documents that are used to communicate the investment recommendation and the terms of the proposed investment to our investment adviser’s investment committee. These documents include a due diligence questionnaire, a manager hire review form and a manager evaluation review form. These forms provide an evaluation of the quality of a manager using four principal criteria. These criteria are:

•	business/structure (management, investment skill or operational deficiencies, staffing, asset base, control structure and budget);

•	performance (absolute and relative to peers);

•	strategy outlook (market outlook for investment adviser, strategy and asset class; evaluation of strategy-specific factors by impact on strategies); and

•	portfolio impact (return enhancer, risk reducer; stress tests, factor analysis and simulations).

Our investment adviser grades each criterion on a scale from 1 (best) to 5 (weakest) and translates this information into a single overall rating for each management company.

Investment Structuring. Once the decision is made to invest, a letter of intent is negotiated that specifies the terms and amount of the GP loan investment, the GP equity interest investment and the IM interest investment. The terms of the GP loan investment — the proceeds of which will be used by the general partner to invest in the assets under management of the advised funds — are driven largely by the investment screening process. The terms of the GP equity interest investments and IM interest investments — which represent working capital to support the management company’s operations — are driven by the operational screen, the business plan and the related budget. The GP loan investment, the GP equity interest investment and the IM interest investment may be provided all at once or staged, subject to performance and milestone hurdles achieved by the management company. Both sets of terms are negotiated as a consolidated value proposition to the management company and are reviewed and approved by the investment committee of our investment adviser. The investment structuring and amount of investments are conditioned to a large extent on particular negotiations, but follow general guidelines based on the stage of development of the emerging management company. These stages are:

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“Incubation-stage” management companies, which will generally have few or no assets under management at the time of our investment, but may have, for example, an investment manager who recently came from the trading desk of a larger firm or established an investment track record in another firm’s name. Incubation-stage management companies generally require a high level of management guidance in connection with company organization, third party service providers, compliance support, risk management and business operations infrastructure to support the manager’s trading strategy. We generally expect to make a GP loan investment of between $5 million and $10 million to the general partners of incubation-stage management companies, which will be invested by the general partners into the funds that they manage. Such contributions may be the first seed capital into the advised hedge fund. Concurrently, we intend to make a GP equity interest investment and an IM interest investment, typically totaling about $1 million, to provide intermediate-term working capital for the management company.

•

“Early-stage” management companies, which will generally have an investment track record of between 6 months and 24 months and between $5 million and $25 million of assets under management at the time of our investment. At the time of our investment, early-stage management companies have generally not reached profit break-even, yet are seeking to scale their businesses around a short but demonstrable investment performance. Many management companies at this stage require management guidance and support, focused on staffing their operations, building their compliance and risk management programs and expanding their marketing and distribution capabilities. We generally expect to make a GP loan investment of between $10 million and $25 million to the general partners of early-stage management companies, which will be invested in the advised hedge fund in order to significantly increase the management company’s assets under management to a critical mass with a goal to enhance its asset gathering potential. Concurrently, we intend to make a GP equity interest investment and an IM interest investment, typically totaling between $1 million and $2 million, to fund operations, risk management, compliance and additional marketing.

•	“Acceleration-stage” management companies, which will generally have an investment track record of between two and three years and between $25 million and $100 million of assets under management at the time of our investment, but may also include larger management companies in some form of transition. Acceleration-stage management companies may have achieved profit break-even and may be positioned to expand their marketing and distribution. We generally expect to make a GP loan investment of between $25 million and $50 million to general partners of acceleration-stage management companies, which will be invested in the advised hedge fund, with the primary goal of significantly accelerating asset gathering to over $100 million under management — a level generally considered a significant milestone in the growth of hedge fund assets. Concurrently, we intend to make a GP equity interest investment and an IM interest investment, typically totaling between $1 million and $2 million, to provide significant increases in the management company’s marketing and client service budgets.

Monitoring Our Investments

HT Advisors will monitor each management company in which we invest.

Monitoring of Investment Assets Performance

In addition to covenants and other contractual rights, our investment adviser will require that each management company participates in a leading risk management and reporting system. Additionally, depending on the management company and its strategy, our investment adviser may require transparency ranging from position level detail to summary level detail. Our investment adviser will seek to receive as much position level detail as a management company is willing and able to share with investors and will collect this information through monthly e-mail inquiries, comprehensive quarterly portfolio questionnaires, as well as monthly discussions with portfolio managers, monthly client letters, or through a monthly summary of the entire portfolio.

Monitoring of Operational Performance

In addition to covenants and other contractual rights, our investment adviser may seek to exert appropriate influence through advisory board or executive committee participation, when appropriate, and by actively working with management companies on strategic business initiatives in four broad areas: operations; risk management; compliance and marketing infrastructure. As part of the operational screening in the due diligence process, each of the elements of these strategic areas will be reviewed and prioritized based on the needs or perceived deficiencies of the individual management company. These needs may vary depending on development stage, existing capabilities and assets under management growth rates. Each of these initiative areas will be broken down into milestones and integrated into a forward-looking budget against which the use of cash will be monitored. The GP equity interest investment and the IM interest investment may be provided in two or three rounds of funding subject to our investment adviser’s review of approximate progress against plan/budget milestones.

Managerial Assistance

We will offer managerial assistance to our management companies. Our investment process, which generally includes making GP equity interest investments and IM interest investments to be used for working capital, creates a strong incentive for us to provide managerial assistance and assist in the growth of our management companies.

We intend to offer managerial assistance that may include assistance in: (1) developing a business plan that addresses operations, risk management, compliance and marketing infrastructure, (2) developing cash-flow budgets identifying the use of cash in the achievement of milestones in the business plan, (3) establishing third party contracts with reputable prime brokers, administrators and audit firms, (4) consultative assistance in the areas of organizational management, operations, risk management and compliance to ensure segregation of responsibilities, sound operational procedures and business continuity, (5) assistance in identifying and hiring operational staff and (6) consultative assistance with regard to developing marketing materials and improving marketing capability.

This assistance could also involve, among other things, participating in advisory board and management meetings, consulting with and advising officers of management companies and providing other organizational and financial guidance. HT Advisors (or one of its affiliates) will provide such managerial assistance on our behalf and may receive fees for these services.

Competition

The market for acquisitions of interests in management companies is highly competitive. A number of entities will compete with us to make the types of investments that we plan to make. We are aware of several other holding companies which have been organized to invest in or acquire management companies. In addition, numerous other companies, both privately and publicly held, including commercial and investment banks, insurance companies and investment management firms, most of which have longer established operating histories and significantly greater resources than HT Capital, make investments in and acquire management companies. Some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act or the diversification requirements that the Code will impose on us to the extent we have elected and qualified to be treated as a RIC. Through our investment adviser, we expect to use the industry expertise of HARDT’s and Tuckerbrook’s investment professionals to assess investment risks and determine appropriate pricing for our investments in management companies. In addition, we expect that these professionals will assist us to compete effectively for investment opportunities in attractive emerging management companies focused on hedge funds in various stages of development. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to our Business and Structure — We operate in a highly competitive market for investment opportunities.”

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business will be provided by HT Advisors (or its affiliates) pursuant to the terms of the investment advisory and management agreement and the administration agreement. Each of our executive officers described under “Management” is an employee of HT Advisors, HARDT GROUP or Tuckerbrook. Our day-to-day investment operations will be managed by our investment adviser. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by HT Advisors, HARDT GROUP or Tuckerbrook. HT Advisors has hired one full-time employee, the Chief Financial Officer. See “Management — Investment Advisory and Management Agreement” and “Management — Administration Agreement.”

Leverage

In order to make investments in additional management companies, we intend to enter into a senior credit facility within 60 days after consummation of this offering. While we have no commitments or understandings with respect to such a credit facility, we have had discussions with certain financial institutions regarding their willingness to provide such a credit facility in an amount up to $175 million. See “Obligations and Indebtedness.”

Operating and Regulatory Structure

Our investment activities will be managed by HT Advisors and supervised by our board of directors, a majority of whom will be independent of HARDT and Tuckerbrook. Under our investment advisory and management agreement, we intend to pay HT Advisors a quarterly management fee (based on our total assets) and an incentive fee (based on our performance). See “Management — Investment Advisory and Management Agreement.”

As a BDC, we will be required to comply with certain regulatory requirements. While we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. We expect to borrow funds to make additional investments; however, we do not expect to use debt until the proceeds of this offering have been substantially invested. See “Regulation.” We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code, although no assurance can be provided that we will meet the requirements for treatment as a RIC in any given taxable year. See “Certain U.S. Federal Income Tax Considerations.”

Properties

Our executive offices are located at 99 Park Avenue, Suite 1550, New York, New York 10016, telephone number (212) 523-0200.

Legal Proceedings

We are currently not subject to any material legal proceedings. On November 26, 2008, Alkek & Williams Ltd. and the Albert and Margaret Alkek Foundation filed suit against Tuckerbrook, Tuckerbrook/SB Global Special Situations GP, LLC and Tuckerbrook/SB Global Special Situations Fund, L.P. in the United States District Court in the Southern District of Texas. The complaint alleges that the defendants have breached their contract with the plaintiffs by failing to return capital accounts to plaintiffs and charging management fees after the termination of the employment of a manager of the fund in which the plaintiffs invested. Tuckerbrook/SB Global Special Situations GP, LLC, the general partner of the fund, expects to file a motion to dismiss on behalf of itself as general partner of the fund, Tuckerbrook/SB Global Special Situations Fund, L.P., as the fund, and Tuckerbrook, as investment manager of the fund. Tuckerbrook believes that it has a meritorious defense to the allegations made in the complaint and intends to vigorously defend this lawsuit.

Management

Our business and affairs are managed under the direction of our board of directors. Upon consummation of this offering, our board of directors will consist of five members, three of whom will not be “interested persons” of HT Capital (as defined in Section 2(a)(19) of the Investment Company Act). We refer to these three individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of our board of directors.

Board of Directors and Executive Officers

Upon consummation of this offering, our directors will be divided into three classes under our charter. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor has been duly elected and qualified or until his or her earlier resignation, removal, incapacity or death. Our charter permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our board of directors is as follows:

Name (1)	Age		Position(s)	Director Since	Expiration of Term
Interested Directors
Daniel J. Callahan (2)	57		Director	2008	2010
Stephan W. Bub (3)	50		Director	2008	2011
Independent Directors
Brian M. Barefoot	65		Director	2008	2009
[ • ]	[	• ]	Director	2008	2010
[ • ]	[	• ]	Director	2008	2011

(1)	The address for each director is c/o HT Capital Corporation, 99 Park Avenue, Suite 1550, New York, New York 10016.

(2)	Mr. Callahan is an interested director because he is a principal of Tuckerbrook.

(3)	Mr. Bub is an interested director because he is on the supervisory board of HARDT GROUP Investments AG, Vienna.

Executive Officers Who are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name/Address (1)	Age	Position(s)	Position held since
John J. Hassett	56	President	2008
Jeff Landle	51	Chief Investment Officer	2008
John J. Dion	50	Chief Financial Officer	2008
TBA		General Counsel, Chief Compliance Officer and Secretary	2008

(1)	The address for each executive officer is c/o HT Capital Corporation, 99 Park Avenue, Suite 1550, New York, New York 10016.

Biographical Information

Our directors have been divided into two groups — interested directors and independent directors. Interested directors are interested persons as defined in the Investment Company Act.

Interested Directors

Daniel J. Callahan became a director of HT Capital on June 24, 2008. Mr. Callahan currently serves on HT Advisors’ Investment Committee and oversees the activities of its direct employees. Mr. Callahan has been a Principal at Tuckerbrook since February 2008. From late 2004 to January 2006, Mr. Callahan was a Managing Director at Jefferies Group and a member of its fixed income management group. Mr. Callahan previously worked at PaineWebber where he served as a Managing Director and a member of the fixed income management group responsible for all trading and sales of its rates and futures business. Mr. Callahan was also on PaineWebber’s operating and steering committees. After the merger with UBS, from February 2002 to July 2004, Mr. Callahan was responsible for one of UBS’ largest private client offices in the United States. Mr. Callahan began his career at the First Boston Corporation (the predecessor to the Credit Suisse Group) where he was a Managing Director in global fixed income, a member of the fixed income management group and Co-Manager of the U.S. government primary dealership. After 13 years at Credit Suisse/First Boston, Mr. Callahan moved to Deutsche Bank Securities as a Managing Director. Mr. Callahan currently serves on the investment committee of the Washington Century Fund, a Washington-based commercial real estate fund. Mr. Callahan received a BA in History from St. Bonaventure University.

Stephan W. Bub became a director of HT Capital on June 24, 2008. Mr. Bub is the President and founder of Old Hill Capital, an investment boutique focusing on investments in real estate and energy. He is also a member of the supervisory board of HARDT GROUP, Vienna. From 2005 until 2007, Mr. Bub was the Chief Executive Officer of Hypo Public Finance Bank, Dublin and served as a Member of the Executive Board of Hypo Real Estate Holding, Munich. Prior to that, Mr. Bub worked at HVB in New York and Munich between 1993 and 2003 in various capacities, including as a member of the Executive Board of HVB Group in charge of the Global Corporate and Market Division between 2000 and 2003 and Chairman of HVB Alternative Investment. From 2000 to 2003, Mr. Bub was a member of the Finance Committee of MaxReinsurance, Bermuda. Mr. Bub received a BS in Business Administration from Boston University and he also holds a Diploma Kaufmann with specialization in Banking, Auditing and Law from Mannheim University, Germany.

Independent Directors

Brian M. Barefoot became a director of HT Capital on June 24, 2008. Mr. Barefoot retired in June 2008 as President of Babson College. Prior to his appointment in July 2001, Mr. Barefoot served Babson in many capacities since he joined its governing board in 1985, including as Chair of the Investment Committee, Chair of the Development and Alumni Relations Committee, Chair of the Executive Committee and, from 1992 to 1997, Co-Chair of Babson’s capital campaign. From 1996 to 2001, Mr. Barefoot served as Chair of the Board of Trustees of Babson College. From 1994 to 2001, Mr. Barefoot served as Executive Vice President and Director of Investment Banking for PaineWebber. He also served as a member of the Board of Directors of PaineWebber and as Chief Executive Officer of its subsidiary, PaineWebber International. In addition, Mr. Barefoot is a Director, member of the Audit Committee and Chair of the Finance and Business Operations Committee of Blue Cross Blue Shield of Massachusetts. Mr. Barefoot is a graduate of Babson College, received an MBA degree from Pace University Lubin School of Management and has attended various Harvard Executive Education Programs.

[ • ] became a director of HT Capital on                    , 2008.

[ • ] became a director of HT Capital on                    , 2008.

Executive Officers who are Not Directors

John J. Hassett became President of HT Capital on May 2, 2008 and has been a Manager of HT Advisors since May 7, 2008. Since 2004, Mr. Hassett has been a Managing Principal, Chief Executive Officer and member of the Board of Directors of Tuckerbrook Alternative Investments, LLC, the general partner to Tuckerbrook. Mr. Hassett has been a member of Tuckerbrook’s Executive Committee since January 2004. Prior to Tuckerbrook, Mr. Hassett founded three technology companies: Multilink, founded in 1983, introduced the first full-duplex conferencing bridge in 1983 and was acquired by PictureTel Corporation in 1990; AT/Comm, founded in 1991, pioneered the use of microwave for electronic toll collection and other transportation uses; and Vialog Corporation founded in 1996, which completed a consolidation of nine privately-owned conference services companies and went public in 1999 and was acquired by Genesys Conferencing in 2001. Mr. Hassett attended the University of Dayton.

Jeff Landle, CFA became Chief Investment Officer of HT Capital on June 24, 2008 and has been a Manager of HT Advisors since May 7, 2008. Mr. Landle was a founding principal of HARDT GROUP and has been a member of its Executive Committee since January 2004. He is also Chairman of the Investment Management Committee of HARDT GROUP Global Management. From 2002 to 2004, Mr. Landle was a Managing Director and Chief Investment Officer of HVB Alternative Advisors and was also Chairman of the firm’s Investment Management Committee. Mr. Landle received a BS in Finance from St. John’s University and an MBA in Finance from New York University. Mr. Landle is a Chartered Financial Analyst charterholder.

John J. Dion, CPA became Chief Financial Officer of HT Capital on June 24, 2008. From 2006 to 2008, Mr. Dion was the Vice President, Finance of Whaleback Systems Corporation. From 2005 to 2006, Mr. Dion was the Chief Financial Officer of Spinwave Systems. From 2001 to 2004, Mr. Dion worked at Genesys Conferencing and served in various Vice President and Senior Vice President finance roles, ultimately as the Senior Vice President of Finance. From 1996 to 2001, Mr. Dion worked at Vialog

Corporation as the Vice President, Finance after spending his initial nine months as the Corporate Controller. Mr. Dion received a BS in Accounting from Southern New Hampshire University and is a Certified Public Accountant.

[TBA], our General Counsel, Chief Compliance Officer and Secretary, has been an employee of HT Advisors since.

Other Investment Professionals

David Regan, CFA has been a Senior Portfolio Manager of HT Advisors and a member of its Investment Committee and Investment Team since May 7, 2008. Mr. Regan has been a member of the Investment Management Committee of HARDT GROUP Global Management since January 2004. Mr. Regan previously worked for HVB Alternative Advisors Europe in London, where he was responsible for researching, selecting and monitoring non-U.S. hedge fund managers. From 1998 until 2002, Mr. Regan was a Senior Analyst and Associate Fund Manager within the Alternative Investments Group at Commonfund. Mr. Regan received a BA in Economics from the University of Connecticut and an MA in Economics from Trinity College. Mr. Regan is a Chartered Financial Analyst charterholder.

Moses Grader has been the Chief Operations Officer for HT Advisors and a member of its Investment Committee and Investment Team since May 7, 2008. Mr. Grader is a co-founder of Tuckerbrook and has, since January 2004, been its Managing Principal and Chief Operating Officer. Mr. Grader is also a member of Tuckerbrook’s Executive Committee and serves as an Investment Committee member for various Tuckerbrook funds. Prior to co-founding Tuckerbrook in January 2004, Mr. Grader was a Principal at Radius Capital Partners, from 1999 to 2003. Mr. Grader received an MBA from Harvard Business School and an MA in International Economics from The Fletcher School of Law and Diplomacy at Tufts University.

Turner Smith has been a member of HT Advisors’ Investment Committee and Investment Team since May 7, 2008. Mr. Smith is a co-founder of Tuckerbrook and has, since January 2004, been a Managing Principal and member of Tuckerbrook’s Executive Committee. Mr. Smith also serves as a Portfolio Manager and an Investment Committee member for various Tuckerbrook funds. Prior to co-founding Tuckerbrook in January 2004, he was a Managing Principal of Radius Partners from 1999 to 2003, a Managing Director and Co-Head of PaineWebber’s Consumer Banking and Retail Investment Banking group from 1999 to 2000, and Managing Director in the Investment Banking Group of Jefferies & Company from 1995 to 1999. Mr. Smith previously served as a Managing Director at Smith Barney in New York, where he founded and headed the firm’s Consumer Investment Banking Group from 1983 to 1995. Mr. Smith received an MBA in Finance from the Wharton School of the University of Pennsylvania and a BA from Colgate University.

Committees of Our Board of Directors

Our board of directors will establish two standing committees: an audit committee (which we refer to as the Audit Committee) and a nominating and corporate governance committee (which we refer to as the Nominating and Corporate Governance Committee), and may establish additional committees from time to time as necessary. Because we are newly organized, neither of the committees have met.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our board of directors and is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to board of director approval). The Audit Committee is presently composed of Messrs. [ • ], [ • ] and [ • ], each of whom is independent for purposes of the Investment Company Act and applicable FINRA listing standards. Our board of directors has determined that Mr. [ • ] is an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for appointing and nominating all persons to our board of directors, overseeing the composition of the board of directors and implementing our corporate governance policies. The Nominating and Corporate Governance Committee is presently composed of: Messrs. [ • ], [ • ] and [ • ], each of whom is independent for purposes of the Investment Company Act and applicable FINRA listing standards. The Nominating and Corporate Governance Committee will adopt a written Nominating and Corporate Governance Committee Charter.

When there are vacancies on our board of directors, the Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as directors as long as such recommendations are submitted in accordance with HT Capital’s bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to [ • ], Secretary, HT Capital Corporation, 99 Park Avenue, Suite 1550, New York, New York 10016, telephone number (212) 523-0200. When submitting a nomination to HT Capital for consideration, a stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of HT Capital common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the stockholders. Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the board of directors include compliance with the independence and other applicable requirements of the Investment Company Act and the NYSE and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of HT Capital, taking into account the needs of HT Capital and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which HT Capital operates. The Nominating and Corporate Governance Committee also may consider such other factors as it may deem are in the best interests of HT Capital and its stockholders.

Compensation Committee

We will not have a compensation committee because our executive officers will not receive any direct compensation from us.

Compensation of Directors

The following table shows information regarding the compensation received by the directors for the fiscal year ending December 31, 2008. No compensation is paid by HT Capital to directors who are or are being treated as “interested persons.” No information has been provided with respect to executive officers of HT Capital, since our executive officers do not receive any direct compensation from us.

Name	Fees Earned or Paid in Cash (1)	All Other Compensation (2)	Total
Interested directors
Daniel J. Callahan	None	None	None
Stephan W. Bub	None	None	None
Independent directors
Brian M. Barefoot	$0	None	$0
[ • ]	$0	None	$0
[ • ]	$0	None	$0

(1)	For a discussion of the independent directors’ compensation, see below.

(2)	We do not have a stock or option plan, non-equity incentive plan, profit sharing plan or pension plan for our directors.

None of our independent directors nor any of their immediate family members has ever been a director, officer or employee of HT Capital. We have no employees. Our Chief Financial Officer and General Counsel will each be employed and compensated through HT Advisors.

Our independent directors will receive an annual fee of $75,000. They will also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, we will purchase directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Investment Adviser

HT Advisors will serve as our investment adviser. HT Advisors is a newly-formed investment adviser that intends to register under the Advisers Act. HT Advisors is a joint venture between HARDT and Tuckerbrook. Through HT Advisors, Tuckerbrook will augment HARDT’s operational due diligence and provide managerial assistance through business planning, financial budgeting and consultative support in the areas of operations, risk management, compliance and marketing. See “Monitoring Our Investments,” “Managerial Assistance” and “Managerial Risk Factors.”

Under the investment advisory and management agreement, HT Advisors will agree to undertake certain responsibilities and we intend to pay HT Advisors a management fee and an incentive fee, each as described below under “Investment Advisory and Management Agreement.”

Management

As the only two managers of HT Advisors, Messrs. Landle and Hassett will coordinate the investment adviser’s access to the combined HARDT GROUP and Tuckerbrook staff of approximately 17 investment professionals and 15 administrative professionals. Mr. Landle, our Chief Investment Officer, will be primarily responsible for the selection and monitoring of the management companies in our portfolio in coordination with the designated members of HARDT’s portfolio investment team. Mr. Grader, our Chief Operations Officer, will be responsible for the business planning and operational support of the management companies in our portfolio in coordination with the designated members of Tuckerbrook’s business investment team. Mr. Hassett, our President, will be responsible for the general business affairs of our investment adviser and transaction engineering for our investments.

The HT Advisors operating agreement between the joint venture members HARDT and Tuckerbrook provide for the orderly sale, transfer, and termination of member interests in HT Advisors or liquidation of HT Advisors, as determined by the directors of HT Advisors. In the event of any change in the membership of HT Advisors, the board of directors of HT Advisors is required to provide our board of directors with 60 days’ prior written notice. In the event a termination of the joint venture or a change in the membership of HT Advisors constitutes an assignment of the investment advisory and management agreement, the investment advisory and management agreement will automatically terminate.

Investment Team

HT Advisors’ Investment Team will be responsible for managing and executing the investment process. The team will initially consist of Messrs. Landle (Chairman), Regan, Grader and Smith. This team will be supported by HARDT’s portfolio investment team and Tuckerbrook’s business investment team, which has individuals focusing on risk/analytics, finance/accounting and marketing/analysis.

Investment Committee

HT Advisors’ Investment Committee is responsible for reviewing the Investment Team’s recommendations for: 1) strategic asset allocation among management companies and 2) approving investments in prospective management companies. The Investment Committee is appointed by Mr. Hassett and Mr. Landle, together, as the managers of HT Advisors. The Investment Committee members will initially be composed of:

•	Jeff Landle, Chief Investment Officer of HT Capital and HT Advisors

•	David Regan, Senior Portfolio Manager of HT Advisors

•	Turner Smith, Managing Principal of Tuckerbrook

•	Moses Grader, Chief Operations Officer of HT Advisors

•	Stephan W. Bub, Director of HT Capital

•	Daniel J. Callahan, Director of HT Capital

Investment Advisory and Management Agreement

Subject to the overall supervision of our board of directors, our investment adviser will manage the day-to-day operations of, and provide investment advisory and management services to, HT Capital. Under the terms of our investment advisory and management agreement, HT Advisors will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective management companies);

•	close and monitor the investments we make;

•	determine the securities and other assets that we will purchase, retain or sell; and

•	determine the level of debt used for investments.

HT Advisors’ services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities, so long as its services to us are not impaired.

Management Fee

Pursuant to the investment advisory and management agreement, we will pay HT Advisors a fee for investment advisory and management services consisting of two components — a management fee and an incentive fee.

The management fee will be calculated at an annual rate of 2.0% of our total assets deployed in our investments (including assets purchased with borrowed funds, if any, but excluding cash, cash equivalents and temporary investments) and 1.0% of our assets held in cash, cash equivalents or temporary investments. For services rendered under the investment advisory and management agreement during the period commencing from the closing of this offering through and including the end of our first calendar quarter, the management fee will be payable monthly in arrears. For services rendered under the investment advisory and management agreement after that time, the management fee will be payable quarterly in arrears. Until we have completed our first calendar quarter, the management fee will be calculated based on the initial value of our gross assets after giving effect to the investments we intend to make upon consummation of this offering, as described under “Business — Prospective Management Companies,” elsewhere in this prospectus. Subsequently, the management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee will have two parts, as follows:

One part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from management companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Our quarterly calculations of pre-incentive fee net investment income will only include an accrual for our share of incentive allocations in the quarter in which it is earned, which is generally at the end of the underlying management companies’ fiscal year. Pre-incentive fee net investment income may include, in the case of GP loan investments with a deferred interest feature (such as market discount and payment-in-kind interest), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized and unrealized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fees it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a fixed “hurdle rate” of 2.0% per quarter (8.0% annualized). If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (excluding cash, cash equivalents and temporary investments) used to calculate the 2.0% management fee.

We will pay HT Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter (10% on an annual basis). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10% on an annual basis).

These calculations will be appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

If our annual rate of return for a full calendar year (or portion thereof) exceeds 8.0%, we will pay to our investment adviser, in arrears within 30 days after the end of such calendar year, as an additional incentive fee, an annual true-up. The annual true-up will equal the excess, if any, of (i) the incentive fee calculated on an annual basis as described above, over (ii) the aggregate of such incentive fees paid with respect to each calendar quarter of such year. The annual rate of return for the annual true-up will be calculated using the calendar year pre-incentive fee net investment income expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness) at the end of the immediately preceding calendar year.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing with the calendar year ending on December 31, 2009 and will equal 20.0% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation for such year; provided that the incentive fee determined as of December 31, 2009 will be calculated for a period of shorter than 12 calendar months. For purposes of this calculation, our capital gains will include both any capital gains we may receive in connection with a sale of a GP equity interest investment or an IM interest investment, as well as any capital gains we may receive in respect of our share of performance allocations received by our management companies.

We will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness) is less than 8.0% of our net assets at the beginning of such period. These calculations will be appropriately pro-rated during the first three calendar quarters following the closing of this offering and will be adjusted for any share issuances or repurchases.

Examples of Quarterly Incentive Fee Calculation

Examples of Income Related Portion of Incentive Fee (*)

Assumptions
Hurdle rate (1) = 2.0%
Management fee (2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.2%
Catch-up = the portion of our pre-incentive fee net investment income which exceeds the hurdle rate but is less than 2.5%.

Example 1

Additional Assumptions
Investment income (including interest, dividends related to management fees, other fees, etc.) = 1.5%
Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 0.8%
Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Example 2

Additional Assumptions
	Investment income (including interest, dividends related to management fees, other fees, etc.) = 3.0%
	Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 2.3%
	Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
	Incentive Fee	=	“catch-up” + the greater of 0% AND (20.0% × (pre-incentive fee net investment income - 2.5%)
		=	2.3% — 2.0% + 0%
		=	0.3%
		=	0.3%

Example 3

Additional Assumptions

Investment income (including interest, dividends related to management fees, other fees, etc.) = 4.0%

Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 3.3%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

	Incentive Fee	=	“catch-up” + the greater of 0% AND (20.0% × (pre-incentive fee net investment income - 2.5%)

		=	(2.5% - 2.0%) + (20.0% × (3.3% - 2.5%))

		=	0.5% + (20.0% × 0.8%)

		=	0.5% + 0.16%

		=	0.66%

(1)	Represents 8.0% annualized hurdle rate.

(2)	Represents 2.0% annualized management fee. For the purposes of this example, we have assumed that we have not incurred any indebtedness and that we maintain no cash, cash equivalents or temporary investments.

(3)	Excludes organizational and offering expenses.

Examples of Capital Gains Portion of Incentive Fee (*):

Example 1:

Assumptions

Year 1: $15 million investment made in Company A (“Investment A”), $1 million investment made in Company B (“Investment B”), which are each equivalent to their Fair Market Value (“FMV”), and $75,000 of capital gains received by us in respect of our share of performance allocations received by the general partners to our management companies

Year 2: FMV of Investment A determined to be $14 million, FMV of Investment B determined to be $1 million, and $150,000 of capital gains received by us in respect of our share of performance allocations received by the general partners to our management companies

Year 3: Investment A is sold for $15 million, FMV of Investment B determined to be $2 million, and $400,000 of capital gains received by us in respect of our share of performance allocations received by the general partners to our management companies

Year 4: Investment B is sold for $3 million and $700,000 of capital gains received by us in respect of our share of performance allocations received by the general partners to our management companies

The capital gains portion of the incentive fee, if any, would be:

Year 1: $15,000: (20% multiplied by the capital gains received in the period in respect of our share of performance allocation received by the general partners to our management companies)

Year 2: None ; $30,000 (20% multiplied by the capital gains received in the period in respect of our share of performance allocation received by the general partners to our management companies) less $200,000 (20% multiplied by the unrealized capital depreciation in the period)

Year 3: $80,000: (20% of the capital gains received in the period in respect of our share of performance allocation received by the general partners to our management companies)

Year 4: $540,000; (20% of the realized capital gains in the period plus 20% of the capital gains received in the period in respect of our share of performance allocation received by the general partners to our management companies.)

Example 2:

Assumptions

Year 1: $10 million investment made in Company A (“Investment A”), $1 million investment made in Company B (“Investment B”), $20 million investment made in Company C (“Investment C”) and $2 million investment made in Company D (“Investment D”), which are each equivalent to their FMV, and $500,000 of capital gains received in respect of our share of performance allocations received by the general partners to our management companies

Year 2: FMV of Investment A determined to be $9 million, FMV of Investment B determined to be $1.5 million, FMV of Investment C determined to be $18 million,

FMV of Investment D determined to be $3 million, and $750,000 of capital gains received in respect of our share of performance allocations received by the general partners to our management companies

Year 3: Investment A is sold for $10 million, FMV of Investment B determined to be $2 million, Investment C sold for $20 million, FMV of Investment D determined to be $4 million, and $1.2 million of capital gains received in respect of our share of performance allocations received by the general partners to our management companies

Year 4: Investment B is sold for $3 million, FMV of Investment D determined to be $5 million and $1.5 million of capital gains received in respect of our share of performance allocations received by the general partners to our management companies

The capital gains portion of the incentive fee, if any, would be:

Year 1: $100,000: (20% multiplied by the capital gains received in the period in respect of our share of performance allocation received by the general partners to our management companies)

Year 2: None: $150,000 (20% multiplied by the capital gains received in the period in respect of our share of performance allocation received by the general partners to our management companies) less $600,000 (20% multiplied by the unrealized capital depreciation in the period)

Year 3: $240,000: (20% of the capital gains received in the period in respect of our share of performance allocation received by the general partners to our management companies)

Year 4: $700,000; (20% of the realized capital gains in the period plus 20% of the capital gains received in the period in respect of our share of performance allocation received by the general partners to our management companies)

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, each example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness) is at least 8.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

Payment of Our Expenses

The compensation and routine overhead expenses of the investment professionals of our investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, will be provided and paid for by HT Advisors. We will bear all other costs and expenses of our operations and transactions, including those relating to: organization; calculation of our net asset value (including the cost and expenses of an independent valuation firm); expenses incurred by HT Advisors payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective management companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us in connection with administering our business, such as overhead, including rent and the expenses related to our officers and their respective staffs.

Duration and Termination

Unless terminated earlier as described below, the investment advisory and management agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors — Risks Relating to our Business and Structure — We are dependent upon HT Advisors’ key personnel for our future success and upon their access to HARDT’s and Tuckerbrook’s investment professionals.”

Indemnification

The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, HT Advisors, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from HT Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of HT Advisors’ services under the investment advisory and management agreement or otherwise as an investment adviser of HT Capital.

Organization of Our Investment Adviser

HT Advisors LLC is a newly-formed Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of HT Advisors are located at 99 Park Avenue, Suite 1550, New York, New York 10016.

Board Approval of the Investment Advisory and Management Agreement

On [ • ], our board of directors, including all of our directors who are not “interested persons” as defined in the Investment Company Act, unanimously approved the investment advisory and management agreement. In its consideration of the investment advisory and management agreement, our board of directors reviewed a significant amount of information and considered a number of factors, including:

•	our investment objective;

•	the nature, quality and extent of the advisory and other services to be provided to us by our investment adviser;

•

the investment selection process to be employed by our investment adviser, including the flow of transaction opportunities resulting from HT Advisors’ investment professionals’ significant capital markets, trading and research expertise, the employment of HT Advisors’ investment philosophy, diligence procedures, credit recommendation process, structuring and monitoring of our investments;

•

our investment adviser’s personnel and their prior experience in connection with the types of investments proposed to be made by us, including such personnel’s network of relationships with intermediaries focused on alternative and hedge fund manager investments;

•	comparative data with respect to management fees and incentive fees of other BDCs with similar investment objectives;

•	the other terms and conditions of the investment advisory and management agreement;

•	our projected operating expenses and expense ratio compared to other BDCs with similar investment objectives; historical performance information concerning our investment adviser’s affiliates;

•	our investment adviser’s estimated pro forma profitability with respect to managing us;

•	the limited potential for additional benefits to be derived by our investment adviser and its affiliates as a result of our relationship with our investment adviser; and

•	the difficulty of obtaining similar services from other third party service providers or through an internally managed structure.

In addition, our board of directors considered the interests of senior management described in “Certain Relationships” and concluded that the judgment and performance of our senior management will not be impaired by those interests.

Based on the information reviewed and the discussions, our board of directors (including all of the non-interested directors) concluded that the investment advisory and management fee rates and terms are reasonable in relation to the services to be provided and determined that execution of the investment advisory and management agreement with HT Advisors as being in the best interest of HT Capital.

In view of the wide variety of factors that our board of directors considered in connection with its evaluation of the investment advisory and management agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the board. Rather, our board of directors based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors, though the following factors, among others, served as the basis for its determination: (i) the fact that the fees to be paid under the investment advisory and management agreement are generally similar to (or less than) those of comparable BDCs described in the market data currently available; (ii) the fact that our expected expenses are generally similar to (or less than) those of comparable BDCs described in the market data currently available; (iii) the fact that the terms of the investment advisory and management agreement, including the services to be provided, are generally similar to those of comparable BDCs described in the market data currently available; (iv) the fact that we have the ability to terminate the investment advisory and management agreement without penalty upon 60 days’ written notice to our investment adviser; and (v) the fact that HT Advisors’ investment professionals have historically focused on investments in alternative and hedge fund manager investments and have developed an extensive network of relationships with intermediaries focused on such investments, which experience and relationships compare favorably to that of the management teams of other comparable BDCs described in the market data currently available.

The investment advisory and management agreement was approved by our [sole] stockholder on [ • ].

Administration Agreement

We intend to enter into an administration agreement with HT Administrator, a subsidiary of HT Advisors, to furnish us with office facilities, together with equipment and clerical, accounting, financial reporting and record keeping services at such facilities. Under the administration agreement, HT Administrator will also perform, or oversee the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, HT Administrator will assist us in overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are based upon our allocable portion of overhead and other expenses incurred by HT Administrator in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our Chief Financial Officer, General Counsel and other administrative support personnel.

Certain Relationships

We intend to enter into an investment advisory and management agreement with HT Advisors and an administration agreement with HT Administrator. The only members of HT Advisors are HARDT and Tuckerbrook. Members of our senior management also serve as principals of other investment managers affiliated with HARDT and Tuckerbrook that may in the future manage investment funds with investment objectives similar to ours. In addition, certain of our executive officers and directors and the members of the investment committee of our investment adviser, HT Advisors, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with HARDT and Tuckerbrook. However, our investment adviser and other members of HARDT and Tuckerbrook intend to allocate investment opportunities in a fair and equitable manner that meet our investment objective and strategies. Further, although our President and Chief Investment Officer will have certain duties to us, they will also perform duties for other HARDT and Tuckerbrook related entities. Pursuant to the terms of the administration agreement, HT Administrator will provide us with the office facilities and administrative services necessary to conduct our day-to-day operations.

Situations may occur when we could be disadvantaged because of the investment activities of our investment adviser or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken by us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined positions. See “Management” and “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could impact our investment returns.”

HARDT and Tuckerbrook (or one of their affiliates or funds) intend to invest a total of $[ • ] to purchase our shares in a private placement prior to the consummation of this offering.

At our request, the underwriters have reserved for sale, at the initial public offering price, up to [ • ] shares of common stock offered by this prospectus for sale directly or indirectly to persons who are our directors, officers or employees, or who are otherwise associated with us, HARDT or Tuckerbrook, through a directed share program. See “Underwriting — Directed Share Program.” HARDT will purchase a total of $[ • ] shares of common stock through the directed share program at the initial public offering.

We currently have no intention of investing in any management company in which HARDT, Tuckerbrook or any of their affiliates currently has an investment.

We may invest in one or more management companies for which HARDT, Tuckerbrook or any of their affiliates serves as a subadviser, provided that none of HARDT, Tuckerbrook nor any of their affiliates hold any interest in such companies and provided further, that our board of directors determines that the terms of such investment are equal to, or better than, the terms of our other investments and approves such investment.

Control Persons and Principal Stockholders

Immediately prior to the completion of this offering, there will be [ • ] shares of common stock outstanding and [one] stockholder of record. At that time, we will have no other shares of stock outstanding. Upon completion of the offering, certain affiliates of HT Advisors will have acquired [ • ] shares of HT Capital for an aggregate of approximately $[ • ] at the public offering price.

The following table sets forth, as of the times immediately prior to and after this offering, certain ownership information with respect to our common stock for each director, executive officer, those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock as of such time and all directors and executive officers, as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power over such securities.

	Type of ownership	Percentage of common stock outstanding
		Immediately prior to this offering				Immediately after this offering (2)
Name and address (1)		Shares owned		Percentage		Shares owned		Percentage
John J. Hassett	N/A	0		0%		0		0%
John J. Dion	N/A	0		0%		0		0%
Jeff Landle	N/A	0		0%		0		0%
[ ]	[ ]	[	• ]	[	• ]%	[	• ]	[	• ]%
Daniel J. Callahan	[ ]	[	• ]	[	• ]%	[	• ]	[	• ]%
Stephan W. Bub	[ ]	[	• ]	[	• ]%	[	• ]	[	• ]%
[ ]	[ ]	[	• ]	[	• ]%	[	• ]	[	• ]%
Brian M. Barefoot	[ ]	[	• ]	[	• ]%	[	• ]	[	• ]%
[Certain affiliates of HT Advisors LLC] (3)	Record and beneficial	[	• ]	[	• ]%	[	• ]	[	• ]%
All officers and directors as a group (9 persons)	Record and beneficial	[	• ]	[	• ]%	[	• ]	[	• ]%

(1)	The address for all officers and directors is HT Capital Corporation, 99 Park Avenue, Suite 1550, New York, New York 10016.

(2)	Assumes issuance of [ • ] shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.

(3)	Includes affiliates, clients and other relations of HARDT and Tuckerbrook.

The following table sets forth the dollar range of our equity securities that will be beneficially owned by each of our directors immediately after this offering. We are not part of a “family of investment companies,” as that term is defined in the Investment Company Act.

Name of director	Dollar range of our equity securities owned by director (1)	Aggregate dollar range of equity securities in all registered investment companies overseen by HT Capital, HT Advisors, HARDT and Tuckerbrook paid to director
Interested Directors
Daniel J. Callahan	None	[ • ]
Stephan W. Bub	None	[ • ]

Independent Directors
Brian M. Barefoot	None	N/A
[ • ]	None	N/A
[ • ]	None	N/A

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

As of the date of this prospectus, our independent directors and their immediate family members do not beneficially own securities in entities (other than registered investment companies) directly or indirectly controlling, controlled by, or under common control with, our investment adviser or any of the underwriters in this offering.

Determination of Net Asset Value

The net asset value per share of our outstanding shares of common stock will be determined quarterly by our board of directors by dividing the value of our total assets minus our liabilities by the total number of our outstanding shares of common stock.

In calculating the value of our total assets, our board of directors will value investments for which market quotations are readily available at such market quotations if they are deemed to represent fair value. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors. As a general rule, loans or debt in our portfolio will generally correspond to cost but will be subject to fair value write-downs when the asset is considered impaired.

With respect to private equity securities, including the GP equity interest investments, each investment will be valued using comparisons of financial ratios of the management companies that issued such private equity securities to peer companies that are public. The value will then be discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors under a valuation policy and a consistently applied valuation process utilizing the input of our investment adviser, Audit Committee and, where appropriate, an independent valuation firm.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each management company or investment being initially valued by the investment professionals responsible for such investment;

•	preliminary valuation conclusions will then be documented and discussed with our senior management;

•

our Audit Committee and the Investment Committee of our investment adviser will review these preliminary valuations. Where appropriate, the committees may utilize an independent valuation firm selected by our board of directors to assist in the review; and

•

our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser and Audit Committee and, where appropriate, an independent valuation firm.

The types of factors that our board of directors may take into account when valuing our investments include, as appropriate, the nature and realizable value of any collateral, the management company’s ability to make payments and its earnings and discounted cash flow, the markets in which the management company does business, comparison to publicly traded securities and other relevant factors. In valuing our GP equity interest investments and our IM interest investments, our board of directors will take into account the value of any anticipated incentive allocations we may receive from our management companies even though we will not recognize our share of such allocations as revenue until earned by us.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Dividend Reinvestment Plan

We will adopt a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder whose shares are registered in his own name (who we refer to as a registered stockholder) elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving such dividends.

No action will be required on the part of our stockholders to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying [ • ], our plan administrator and our transfer agent and registrar, in writing so that such notice is received by our plan administrator no later than [ • ] days prior to the record date for payment of such dividend. The plan administrator will set up an account for shares acquired through the dividend reinvestment plan for each registered stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon a request by a registered stockholder participating in the dividend reinvestment plan, received on time and in writing, the plan administrator will, instead of crediting shares to such participant’s account, issue a certificate registered in such participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary should notify their broker or other financial intermediary for details about receiving their dividends in cash.

We intend to primarily use newly issued shares to implement the dividend reinvestment plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our obligations under the dividend reinvestment plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

We will not charge brokerage or other fees to stockholders who participate in the dividend reinvestment plan. We will pay the plan administrator’s fees under the dividend reinvestment plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $[ • ] transaction fee plus a $[ • ] per share brokerage commission from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder.

The dividend reinvestment plan may be terminated by us upon mailing written notice to each participant at least 30 days prior to any record date for the payment of any dividend by us. Participants may terminate their accounts under the dividend reinvestment plan by notifying the plan administrator via its website at [ • ], by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator or by calling the plan administrator. All correspondence concerning the dividend reinvestment plan should be directed to the plan administrator by mail at [ • ] or by telephone at [ • ].

Certain U.S. Federal Income Tax Considerations

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, RICs and, except as specifically set forth below, non-U.S. persons. This summary assumes that investors hold our common stock as a capital asset within the meaning of the Code. The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, which we refer to as the IRS, regarding this offering. This summary does not discuss any aspects of non-income taxes or foreign, state or local income taxes. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. stockholders have the authority to control all of its substantial decisions.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership, and partners of such a prospective stockholder should consult its or their tax advisers concerning the tax consequences of the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Treated as a RIC

We intend to elect to be treated as a RIC under Subchapter M of the Code, although no assurance can be provided that we will meet the requirements for treatment as a RIC in any given taxable year. In order to qualify to be treated as a RIC, we must meet certain source-of-income and asset diversification requirements as described below. In order to qualify for the special tax regime for RICs we must also distribute to our stockholders, for each taxable year, an amount equal to at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, reduced by deductible expenses (which we refer to as the “Annual Distribution Requirement”).

Taxation as a RIC

If we qualify as a RIC and satisfy the Annual Distribution Requirement, then we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders. The subsidiaries through which we will generally hold the equity portion of our investments in fee earning entities will be subject to U.S. federal income tax at regular corporate rates on their entire net income.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income and gains realized, but not distributed, in preceding years. We currently intend to make sufficient distributions each taxable year to satisfy the foregoing distribution requirement and avoid the 4% excise tax.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be regulated as a BDC under the Investment Company Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (which we refer to as the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our total assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities representing, in respect of any one issuer, no more than 5% of the value of our assets and no more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our total assets is invested in (i) the securities of any one issuer, other than U.S. government securities or securities of other RICs, (ii) the securities of any two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses, or (iii) securities of qualified publicly traded partnerships (which we refer to as the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. In particular, allocations of income to us with respect to our GP equity interest investments may include income that is not currently paid to us in cash. In addition, if a general partner defaults on our loan or if a loan to a general partner is treated as having original issue discount, we may be required to include amounts in income as interest that we do not receive in cash. Because any amounts so included in our income will be taken into account in computing our investment company taxable income, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

In addition, certain investment practices of the hedge funds from which we will receive a performance allocation may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert long-term capital gain, which for non-corporate stockholders is taxed at lower rates, into short-term capital gain or ordinary income, either of which is taxed at ordinary income tax rates, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur or (v) adversely alter the characterization of certain complex financial transactions.

A portion of the income allocated to us in respect of the GP equity interest investments may be derived from investments in non-U.S. securities. We may also realize income from sources outside the United States if we make investments in non-U.S. investment managers. Such income may be subject to non-U.S. withholding taxes that would reduce the yield on those securities. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us, by our taxable subsidiaries, or by the hedge funds. An investment by a hedge fund in shares in a “passive foreign investment company” may result in additional taxes as well as potentially causing us to recognize income in advance of receiving cash payments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If, as expected, we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement and may, therefore, result in corporate-level federal income taxation. Such limits could also cause us to become subject to the 4% excise tax described above.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the Investment Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Indebtedness and Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet our distribution requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Failure to Qualify as a RIC

If we fail to satisfy the Annual Distribution Requirement or fail to qualify as a RIC in any taxable year, we will be subject to tax in such year at regular corporate rates on all of our taxable income, without any deduction for the distributions that we make to stockholders. Our distributions would generally be taxable to our non-corporate stockholders as dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If, after failing to qualify as a RIC for one or more taxable years, we qualify as a RIC in a subsequent year, we may be subject to a tax on “built-in gains” from the period in which we did not qualify as a RIC. The tax generally applies unless (i) our failure to qualify as a RIC lasted no longer than two taxable years, and (ii) we qualified as a RIC in the taxable year immediately prior to the non-qualifying period. The tax applies, upon the sale of any asset during the ten-year period following the last period in which we did not qualify as a RIC, to the portion of the gain on such sale (if any) that is attributable to appreciation during the non-qualifying period. As an alternative to the tax on such built-in gains, we may elect instead to recognize gains and losses, and pay tax thereon, in the last taxable year of the non-qualifying period as if we had sold our property at fair market value on the last day of such taxable year.

In addition, if we qualify as a RIC after failing to so qualify for one or more taxable years, we will not be eligible for the favorable tax regime described above until we have distributed all of our earnings and profits from the non-qualifying period.

The remainder of this discussion assumes that we qualify as a RIC and satisfy the Annual Distribution Requirement each year.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses, reduced by deductible expenses) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15%. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) that are properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, at a maximum rate of 15% in the case of non-corporate U.S. stockholders, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, and may designate the retained amount as “undistributed capital gains.” In that case, among other consequences, we will pay tax on the undistributed capital gains, each U.S. stockholder will be required to include his, her or its share of such gains in income as if they had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the undistributed capital gains net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any undistributed capital gains at a corporate tax rate in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will generally exceed the tax they owe on the undistributed capital gains. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the undistributed capital gains approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as undistributed capital gains.

We will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders, which may affect the stockholders’ AMT liabilities. Such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances. Capital gains, to the extent distributed or deemed distributed, will not be treated differently for purposes of our AMT income, but might be treated differently at the stockholder level.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gains deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, non-corporate U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including any long-term capital gain derived from an investment in our shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the same rates that apply to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Our ordinary income dividends, but not capital gains dividends, to corporate stockholders, may, if certain conditions are met, qualify for the 70% dividends-received deduction to the extent that we have received dividend income from U.S. corporations during the taxable year.

Under current law, the 15% reduced maximum federal income tax rate applicable to net capital gain and qualified dividend income in the hands of non-corporate stockholders will not apply for tax years beginning after December 31, 2010.

We may be required to withhold U.S. federal income tax (which we refer to as “backup withholding”), currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or in excess of certain greater amounts over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

In general, any distributions we make to a non-U.S. stockholder, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty). If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, where an income tax treaty applies, are also attributable to a permanent establishment in the United States of the Non-U.S. stockholder), the distributions will be subject to federal income tax at the graduated rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers. Distributions of our net capital gains will not be subject to withholding as described above, but instead will be taxed, if at all, under the rules applicable to capital gains, as described in the next paragraph.

Gains realized by a Non-U.S. stockholder upon the sale of our common stock, and distributions of our net capital gains will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (b) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

If we retain and designate any amount of our net capital gains as undistributed capital gains, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on such undistributed capital gains. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).

Distributions that we pay to a non-resident alien individual may be subject to backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding will not be applied to payments that are subject to the 30% withholding tax described above.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Description of Our Capital Stock

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws (as in effect upon consummation of this offering). This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

At [ • ], 2009, our authorized stock consists of [ • ] shares of stock, par value $0.001 per share, all of which is initially designated as common stock. We will apply for our common stock to be listed on the NYSE under the symbol “HTG.” The NYSE generally authorizes the listing of securities for a closed-end management investment company that has filed an election to be treated as a BDC, as long as such company complies with the relevant provisions of the NYSE Listing Company Manual, has a market value of publicly held shares of $60,000,000 and has a total market capitalization of listed securities of at least $75,000,000. There is currently no market for our common stock, and we cannot assure you that a market for our shares will develop in the future. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that our board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of HT Capital, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Important Provisions of the Maryland

General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws (as in effect upon consummation of this offering) will contain provisions, including those discussed below, that could prevent or make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise, that might involve a premium price for holders of our common stock or otherwise be in their best interest.

Classified Board of Directors

Pursuant to our charter, our board of directors will be divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2009, 2010 and 2011, respectively, and when their successors are duly elected and qualify. Beginning in 2009, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board of directors may delay, defer or prevent a tender offer or an attempt to effect a change in control of us or render removal of our incumbent management more difficult, even though the tender offer, change of control or removal might be in the best interests of our stockholders. At least two meetings of the stockholders, instead of one, will generally be required to effect a change in a majority of our board. We believe, however, that the classification of our board of directors will help to ensure the continuity and stability of our management and policies as determined by our board of directors.

Election of Directors

Our charter and bylaws will provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than [ • ] nor more than fifteen. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended (which we refer to as the Exchange Act), we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on our board of directors. Accordingly, at such time, except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations for Directors and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by our board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by our board of directors or (3) provided that our board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on our board of directors.

Our charter and bylaws provide that our board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act (which we refer to as the Control Share Acquisition Act) discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the Investment Company Act, which will prohibit any such repurchase other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. Such provision could be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if our board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors of the corporation approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by our board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by our board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act (which we refer to as the Business Combination Act), provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the Investment Company Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the Investment Company Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

Our charter will authorize us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in our bylaws, prior to the completion of this offering we also intend to enter into indemnification agreements with each of our current and future directors and officers and with members of our investment adviser’s investment committee. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities incurred which such person may incur by reason of his status as a present or former director or officer or member of our investment adviser’s investment committee in any action or proceeding arising out of the performance of such person’s services as a present or former director or officer or member of our investment adviser’s investment committee.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Regulation

We are a newly-organized, closed-end, non-diversified management investment company incorporated in Maryland that has filed an election to be regulated as a BDC under the Investment Company Act. In addition, we intend to elect to be treated as a RIC under Subchapter M of the Code, although no assurance can be provided that we will meet the requirements for treatment as a RIC in any given taxable year. The Investment Company Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the Investment Company Act. In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, as amended (which we refer to as the Securities Act). We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” is defined in the Investment Company Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

c.	satisfies any of the following:

i.	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

ii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iii.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

2.	Securities of any eligible portfolio company which we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Management Companies

In order to count management companies as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a management company.

Limitations on Investments in Registered Investment Advisors

Under Section 12(d)(3) of the Investment Company Act, which applies to BDCs through Section 60 of such Act, a BDC is prohibited from investing in an adviser registered under the Advisers Act. Notwithstanding Section 12(d)(3) of the Investment Company Act, Rule 12d3-1 of the Investment Company Act allows a BDC to invest in an adviser registered under the Advisers Act that, in its most recent fiscal year, derived more than 15 percent of its gross revenues from securities related activities, provided that:

•	immediately after the acquisition of any equity security, the BDC owns not more than five percent of the outstanding securities of that class of the issuer’s equity securities;

•	immediately after the acquisition of any debt security, the BDC owns not more than ten percent of the outstanding principal amount of the issuer’s debt securities; and

•	immediately after any such acquisition, the BDC has invested not more than five percent of the value of its total assets in the securities of the issuer.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors.”

Code of Ethics

We and HT Advisors will each adopt a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics will be filed by amendment as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of our code of ethics, see “Where You Can Find More Information.”

Proxy Voting Policies and Procedures

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, HT Capital will invest in securities that do not generally entitle it to voting rights in its management companies. When HT Capital does have voting rights, it intends to delegate the exercise of such rights to HT Advisors. HT Advisors’ proxy voting policies and procedures are summarized below:

In determining how to vote, officers of our investment adviser will consult with each other and other investment professionals of HT Capital, taking into account the interests of HT Capital and its investors as well as any potential conflicts of interest. Our investment adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of HT Capital or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

An officer of HT Advisors will keep a written record of how all such proxies are voted. Our investment adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our investment adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize stockholder value or the best interests of HT Capital. In reviewing proxy issues, our investment adviser will generally use the following guidelines:

Elections of Directors. In general, our investment adviser intends to vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a management company’s board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. Our investment adviser may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a stockholder vote or (4) act on tender offers where a majority of stockholders have tendered their shares. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors. We believe that a management company remains in the best position to choose its independent auditors and our investment adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure. Changes in a management company’s charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions. We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

Proposals Affecting Stockholder Rights. We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a management company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the management company.

Corporate Governance. We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a management company.

Anti-Takeover Measures. Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on stockholder value dilution.

Stock Splits. Our investment adviser generally expects to vote with management on stock split matters.

Limited Liability of Officers and Directors. Our investment adviser generally expects to vote with management on matters that could adversely affect the limited liability of officers and directors.

Social and Corporate Responsibility. Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

Stockholders may obtain information regarding how we voted proxies with respect to our management companies during the most recent 12-month period (i) without charge, upon request, by calling (212) 523-0200; and (ii) on the SEC’s website at http://www.sec.gov.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates and to companies that provide services on our behalf with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Compliance with the Sarbanes-Oxley Act of 2002 and the NYSE Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, the NYSE has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

Other

We will be periodically examined by the SEC for compliance with the Investment Company Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Shares Eligible for Future Sale

Upon completion of this offering, [ • ] shares of our common stock will be outstanding, based on the number of shares outstanding on [ • ], assuming no exercise of the underwriters’ over-allotment option. Of these shares, [ • ] shares of our common stock sold in this offering will be freely tradable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act.

Custodian, Transfer and Dividend Paying Agent and Registrar

Our securities are held under a custody agreement by [ • ]. The address of the custodian is [ • ]. [ • ] will act as our transfer agent, dividend paying agent and registrar. The principal business address of [ • ] is [ • ], telephone number: [ • ].

Brokerage Allocation and Other Practices

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for HT Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, HT Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and HT Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

Underwriting

We intend to offer the shares through the underwriters named below. Jefferies & Company, Inc. is acting as book-running manager of this offering. Subject to the terms and conditions described in a underwriting agreement among us and the underwriters, we will agree to sell to the underwriters, and the underwriters severally will agree to purchase from us, the number of shares listed opposite their names below.

Underwriter	Number of Shares
Jefferies & Company, Inc.	[ • ]
[ • ]	[ • ]
[ • ]	[ • ]
Total	[ • ]

The underwriters will agree that they must purchase all of the shares sold under the underwriting agreement if they purchase any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ over-allotment option described below. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

We will agree to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Discounts and Commissions

The underwriters have advised us that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $[ • ] per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $[ • ] per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters assuming both no exercise and full exercise of the underwriters’ over-allotment option to purchase up to an additional [ • ] shares.

	No exercise			Full exercise
Per share	$	[	• ]	$	[	• ]
Total	$	[	• ]	$	[	• ]

We estimate that the total expenses of the offering payable by us, not including underwriting discounts and commissions, will be approximately $[ • ] (including reimbursement of expenses paid on our behalf by an affiliate of our investment adviser).

Over-allotment Option

We will grant an option to the underwriters to purchase up to [ • ] additional shares at the public offering price less the underwriting discounts and commissions. The underwriters may exercise this option for 30 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Directed Share Program

At our request, the underwriters have reserved for sale, at the initial public offering price, up to [ • ] shares of common stock offered by this prospectus for sale directly or indirectly to persons who are our directors, officers or employees, or who are otherwise associated with us, HARDT or Tuckerbrook, through a directed share program. HARDT and Tuckerbrook anticipate purchasing these reserved shares, which will reduce the number of shares available for sale to the general public. Any reserved shares that are not orally confirmed for purchase within one day of the pricing of this offering will be offered by the underwriters to the general public on the same terms as the other shares offered by this prospectus.

No Sales of Similar Securities

We, our executive officers and directors and HT Advisors will agree, with specified exceptions, not to sell or transfer any common stock for 180 days after the date of this prospectus without first obtaining the written consent of Jefferies & Company, Inc. Specifically, we and these other individuals and entities will agree not to directly or indirectly:

•	offer, pledge, sell or contract to sell any common stock;

•	sell any option or contract to purchase any common stock;

•	purchase any option or contract to sell any common stock;

•	grant any option, right or warrant for the sale of any common stock;

•	lend or otherwise dispose of or transfer any common stock;

•	request or demand that we file a registration statement related to the common stock; or

•

enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

This lockup provision applies to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. It also applies to common stock owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition.

New York Stock Exchange Listing

We will apply for our common stock to be listed on the NYSE under the symbol “HTG.”

Before this offering, there has been no public market for our common stock. The initial public offering price will be determined through negotiations among us and the underwriters. In addition to prevailing market conditions, the factors to be considered in determining the initial public offering price are:

•	the prospects for the industry in which we operate;

•	an overall assessment of our management;

•	estimates of our business potential and future earnings;

•	the present state of our development, including present operations; and

•	various valuation measures of other companies engaged in activities similar to ours.

An active trading market for our shares may not develop. It is also possible that after the offering the shares of our common stock will not trade in the public market at or above their initial public offering price.

The underwriters do not expect to sell more than 5% of the shares in the aggregate to accounts over which they exercise discretionary authority.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common stock. However, the underwriters may engage in transactions that stabilize the price of the common stock, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the common stock in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the underwriters may reduce that short position by purchasing shares in the open market. The underwriters may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of our common stock to stabilize its price or to reduce a short position may cause the price of our common stock to be higher than it might be in the absence of such purchases.

The underwriters may also impose a penalty bid on underwriters and selling group members. This means that if the underwriters purchase shares in the open market to reduce the underwriter’s short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and selling group members who sold those shares. The imposition of a penalty bid may also affect the price of the shares in that it discourages resales of those shares.

Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters makes any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Other Relationships

Certain of the underwriters and their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to HARDT and Tuckerbrook, HT Capital or our management companies. They have received customary fees and commissions for these transactions.

To the extent that the underwriters or their affiliates execute transactions with HT Capital or on behalf of HT Capital, HARDT and Tuckerbrook or any of our management companies, the underwriters will be entitled to receive separate fees for such transactions/services.

The underwriters or their respective affiliates may also trade in our securities, securities of our management companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to HARDT and Tuckerbrook, HT Capital, HT Advisors or any of the management companies.

We may purchase securities of third parties from some of the underwriters or their respective affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if — among other things — we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus, the underwriters and their affiliates may from time to time obtain information regarding specific management companies or us that may not be available to the general public. Any such information is obtained by these underwriters and their respective affiliates in the ordinary course of their business and not in connection with the offering of our common stock. In addition, after the offering period for the sale of our common stock, the underwriters or their affiliates may develop analyses or opinions related to HARDT and Tuckerbrook, HT Capital or our management companies and buy or sell interests in one or more of our management companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any management company or regarding HT Capital to our stockholders.

The principal business address of Jefferies & Company, Inc. is 520 Madison Avenue, 12th Floor, New York, New York 10022.

Legal Matters

Certain legal matters regarding the securities offered by this prospectus will be passed upon for HT Capital by Bingham McCutchen LLP, Boston, Massachusetts and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters by Sidley Austin LLP, New York, New York.

Independent Registered Public Accounting Firm

KPMG LLP, our independent registered public accounting firm, is located at 99 High Street, Boston, Massachusetts 02110.

Where You Can Find More Information

We have filed a registration statement on Form N-2 (with amendments and exhibits), of which this prospectus is a part, with the SEC relating to this offering. This prospectus does not contain all of the information in the registration statement and the exhibits and financial statements included with the registration statement.

Upon the effectiveness of this registration statement, we will be subject to the informational requirements of the Exchange Act and, in accordance with the Exchange Act, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at [ • ]. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Through and including [ • ] (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

HT Capital Corporation

            Shares

Common Stock

Prospectus

Jefferies & Company

[ • ]

Part C — Other Information

Item 25. Financial Statements and Exhibits

(1)	Financial Statements

None

Statement of assets and liabilities, dated as of [ • ]	Page F-1
(2) Exhibits

(a) Articles of Incorporation *

(b) Bylaws *

(c) Not Applicable

(d) Form of Stock Certificate **

(e) Dividend Reinvestment Plan **

(f) Not Applicable

(g) Investment Advisory and Management Agreement between Registrant and HT Advisors LLC **

(h) Underwriting Agreement between Registrant and Jefferies & Company, Inc. **

(i) Not Applicable

(j) Custodian Agreement between Registrant and [ • ] **

(k) Administration Agreement between the Registrant and HT Administrative Services LLC **

(l) Opinion and Consent of Venable LLP, special Maryland counsel for Registrant **

(m) Not Applicable

(n) Consent of independent registered public accounting firm for Registrant**

(o) Not Applicable

(p) Subscription Agreement **

(q) Not Applicable

(r) Code of Ethics **
*	Previously filed.

**	To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee		$11,790
NYSE Listing Fee	$		*
FINRA filing fee		$30,500
Accounting fees and expenses	$		*
Legal fees and expenses	$		*
Printing and engraving	$		*
Miscellaneous	$		*

Total		$42,290

*	To be provided by amendment.

All of the expenses set forth above are estimates and shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

Not applicable.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock at [ • ], 2009.

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common stock, $0.001 par value	[	• ]

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in our bylaws, prior to the completion of this offering we also intend to enter into indemnification agreements with each of our current and future directors and officers and with members of our investment adviser’s investment committee. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities incurred which such person may incur by reason of his status as a present or former director or officer or member of our investment adviser’s investment committee in any action or proceeding arising out of the performance of such person’s services as a present or former director or officer or member of our investment adviser’s investment committee.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, HT Advisors and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the

Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of HT Advisors’ services under the investment advisory and management agreement or otherwise as an investment adviser of the Registrant.

The underwriters’ agreement provides that each underwriter severally agrees to indemnify, defend and hold harmless the Registrant, its directors and officers, and any person who controls the Registrant within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally the Registrant or any such person may incur under the Act, the Exchange Act, the Investment Company Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such underwriter furnished in writing by or on behalf of such underwriter through the managing underwriter to the Registrant expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Registrant) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our investment adviser, HT Advisors LLC (the “Adviser”), and each managing director, director or executive officer of the Adviser, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in this Registration Statement in the section entitled “Management.” Additional information regarding the Adviser and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. [ • ] ), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

1.	the Registrant, HT Capital, 99 Park Avenue, Suite 1550, New York, New York 10016;

2.	the Transfer Agent, [ • ], [ • ] ;

3.	the Custodian, [ • ], [ • ] ; and

4.	the Adviser, HT Advisors LLC, 99 Park Avenue, Suite 1550, New York, New York 10016.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2. The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Signatures

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 13th day of January, 2009.

HT Capital Corporation

By:	/S/ JOHN J. HASSETT
John J. Hassett President

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below on January 13, 2009. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

SIGNATURE	TITLE

/S/ JOHN J. HASSETT John J. Hassett	President (principal executive officer)

/S/ JOHN J. DION John J. Dion	Chief Financial Officer and Treasurer (principal financial and accounting officer)

* Jeff Landle	Chief Investment Officer

* Daniel J. Callahan	Director

* Stephan W. Bub	Director

* Brian M. Barefoot	Director

* By:	/S/ JOHN J. HASSETT
John J. Hassett
Attorney-in-fact